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                           T. ROWE PRICE TRUST COMPANY
                             401(K) RETIREMENT PLAN
                               ADOPTION AGREEMENT

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                                  This  Handy  &  Harman  Savings  Plan  is  the
                                  continuation of the Handy & Harman Employee Stock Purchase Plan as heretofore amended and restated effective January 1, 1987 and now as amended and restated effective May 1, 1991.
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1.    PLAN DATA.                  NA (a) New Plan.
      (Fill out (a) or (b)
      and (c), (d), (e) and (f)          (1) The name of the Plan and Trust
                                             shall be ___________________

                                         (2) The Effective  Date of the Plan and
                                             Trust is:  (Should be the first day
                                             of the Plan  Year in which the Plan
                                             is adopted).

                                         (3) The Plan Year End is  ____________,
                                             the   Limitation    Year   End   is
                                             __________
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                                     (b) Amended and Restated Plan.

                                         (1) Name  of   Plan:   HANDY  &  HARMAN
                                             SAVINGS PLAN

                                         (2) Date Adopted:   DECEMBER 22, 1983

                                             Effective Date: JANUARY 1, 1983

                                         (3) Effective Date of Amended Plan:
                                             MAY 1, 1991

                                         (4) The  Plan  Year End is  12/31,  the
                                             Limitation   Year   End  is   12/31
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                                      (c) Employer shall mean:

                                          Employer shall also mean the following
                                          Employer(s)  associated under sections
                                          414(b), 414(c) or 414(m) of the Code:

                                          HANDY & HARMAN, EACH CORPORATION AS TO
                                          WHICH HANDY & HARMAN IS THE SUCCESSOR,
                                          AND ANY  OTHER  CORPORATION  MORE THAN
                                          50% OF WHOSE OUTSTANDING  VOTING STOCK
                                          IS OWNED,  DIRECTLY OR INDIRECTLY,  BY
                                          HANDY & HARMAN.
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                                      (d) Employer's  Taxable Year End:
                                          DECEMBER 31, ___________________
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                                      (e) Employer's    Tax   ID#:    13-5129420
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                                      (f) The   Employer  is:  /X/  a  corporate
                                          entity / /a non-corporate  entity / /a
                                          corporation   electing   Subchapter  S
                                          treatment.
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2.    ELIGIBILITY.                NOTE: If the year(s) of service selected is or
      (Plan Section 2.2)                includes a fractional (Plan Section 2.2)
                                        year, an employee will not be required to complete any specified number of hours of service to receive credit for such fractional year.

                                  (a) All Employees shall be eligible to participate in this Plan in accordance with the provisions of Article II of the Plan, except the following:

                                       / /   Employees who have not attained age
                                             21;

                                       /X/   Employees  who have not completed 3
                                             months (not to exceed 12 months) of
                                             service;

                                       / /   Employees  who have  not  completed
                                             one (1) Year of Service.

                                       /X/   Employees  included  in a  unit  of
                                             Employees  covered by a  collective
                                             bargaining agreement, if retirement
                                             benefits  were the  subject of good
                                             faith   bargaining    between   the
                                             Employer        and        Employee
                                             representatives.           Employee
                                             representatives  do not include any
                                             organization   more  than  half  of
                                             whose members are Employees who are
                                             owners,  officers, or executives of
                                             the Employer;

                                      /X/    Employees   who   are   nonresident
                                             aliens  and who  receive  no earned
                                             income  from  the  Employer   which
                                             constitutes   income  from  sources
                                             within the United States.

                                      / /    Employees included in the following
                                             job classifications:

                                             / / Hourly Employees

                                             / / Salaried Employees

                                      /X/    Employees    of    the    following
                                             Employers  under  sections  414(b),
                                             414(c) or 414(m) of the Code:

                                             BIGELOW   COMPONENTS    CORPORATION
                                             (#22-1599735)

                                  Note: If no entries are made above, all Employees shall be eligible to participate in the Plan on the earlier of the Effective Date or the Entry Date coincident with or next following date
                                         of                          employment.

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                                         -2-
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                                  (b)  The Entry Dates shall be:  (Plan  Section
                                       1.21)

                                       (1)  /X/ The  first  day of the Plan Year
                                                and the first day of the seventh
                                                (7th) month in the Plan Year;

                                       (2)  / / The  first  day of the Plan Year
                                                and the first day of each  month
                                                thereafter.

                                       (3)  / / The  first day of each Plan Year
                                                and the first day of each  month
                                                thereafter.
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3.    CREDITING OF                (a)  Service shall be credited based on the
      SERVICE.                         following method (Choose(1) or (2)):
      (Plan Section 2.3)
                                       (1) / /  HOURS OF  SERVICE  - Under  this
                                                method, a "Year of Service" is a
                                                12   consecutive   month  period
                                                during    which   the   employee
                                                completes  at least 1,000 hours.
                                                Hours   of   Service   will   be
                                                determined  on the  basis of the
                                                method selected below.  Only one
                                                method  may  be  selected.   The
                                                method  selected will be applied
                                                to all  employees  covered under
                                                the plan.

                                           (i)  /  /   On the  basis  of  actual
                                                       hours    for   which   an
                                                       employee   is  unpaid  or
                                                       entitled to payment.

                                           (ii) /  /   On  the   basis  of  days
                                                       worked.  An employee will
                                                       be credited with ten (10)
                                                       hours of service if under
                                                       Section  1.25 of the Plan
                                                       such  employee  would  be
                                                       credited  with  at  least
                                                       one (1)  hour of  service
                                                       during the day.

                                           (iii /  /   On  the  basis  of  weeks
                                                       worked.  An employee will
                                                       be     credited      with
                                                       forty-five  (45) hours of
                                                       service if under  Section
                                                       1.25  of  the  Plan  such
                                                       employee     would     be
                                                       credited  with  at  least
                                                       one (1)  hour of  service
                                                       during the week.

                                           (iv) /   /  On    the     basis    of
                                                       semimonthly       payroll
                                                       periods. An employee will
                                                       be     credited      with
                                                       ninety-five (95) hours of
                                                       service if under  Section
                                                       1.25  of  the  Plan  such
                                                       employee     would     be
                                                       credited  with  at  least
                                                       one (1)  hour of  service
                                                       during  the   semimonthly
                                                       payroll period.

                                           (v)  /  /   On the  basis  of  months
                                                       worked.  An employee will
                                                       be   credited   with  one
                                                       hundred    ninety   (190)
                                                       hours of service if under
                                                       Section  1.25 of the Plan
                                                       such  employee  would  be
                                                       credited  with  at  least
                                                       one (1)  hour of  service
                                                       during     the     month.
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                                       -3-
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                                       (2) /X/  Elapsed Time. Under this method,
                                                Service is  measured  from --- -
                                                date  of  employment  to date of
                                                termination   and  a  Period  of
                                                Service shall include any Period
                                                of  Severance  of  less  than 12
                                                consecutive    months.     (Plan
                                                Section 1.15)

                                           (b)  Service     with     Predecessor
                                                Employer. (Plan Section 2.3)

                                                (1) /X/ No credit  will be given
                                                        for   services   with  a
                                                        predecessor Employer; or

                                                (2) / / Credit will be given for
                                                        service     with     the
                                                        following    predecessor
                                                        Employer:

                                       Note:    The plan  provides that if this
                                                is   a   continuation    of   a
                                                Predecessor Plan, Service under
                                                the  Predecessor  Plan  must be
                                                counted.
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4.      COMPENSATION.             (a)   Compensation   will   mean  all  of
        (Plan Section 1.9)              each Participant's

                                        /X/   W-2 earnings

                                        / /   compensation  (as  that  term is
                                              defined in section  415(c)(3) of
                                              the Code) which is actually paid
                                              to the Participant during

                                        /X/   the Plan Year

                                        / /   the taxable  year ending with or
                                              within the Plan Year

                                        / /   the limitation  year ending with
                                              or within the Plan Year,

                                  (b)   Compensation

                                        /X/   shall include

                                        / /   shall not include

                                       Employer Contributions made pursuant to a
                                       salary reduction  agreement which are not
                                       includible  in the  gross  income  of the
                                       Employee under  sections 125,  402(a)(8),
                                       402(h) or 403(b) of the Code.
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                                       -4-

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5.    CALENDAR YEAR               The Employer may elect to use the calendar
      ELECTION FOR                year to determine whether an Employee is a
      DETERMINING                 Highly Compensated Employee in the look-back
      HIGHLY                      year (as determined in Treasury Regulations
      COMPENSATED                 under section 414(q) of the Code) calculation.
      EMPLOYEE.                   The calendar year used will be the calendar
      (Plan Section 1.24)         year ending with or within the determination
                                  year  (as  defined  in the  regulations  under
                                  section 414(q) of the Code). The determination
                                  year  shall  be the  months  (if  any)  in the
                                  current  Plan Year  which end of the  calendar
                                  look-back year. If the Employer elects to make
                                  the calendar  year  calculation  election with
                                  respect  to any Plan,  entity or  arrangement,
                                  such  election  must apply with respect to all
                                  plans,   entities  and   arrangements  of  the
                                  Employer.

                                  /X/ Employer elects to use the calendar year to determine whether an Employee is a Highly Compensated Employee in the look-back year.
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6.    CONTRIBUTIONS.              Note:   Employer Contributions,   Elective
      (Choose (a), (b),                   Deferrals and Matching Contributions
      (c), (d) and/or (e)):               in the aggregate may not exceed 15% of
                                          all Participants' Compensation.

                                  (a) /X/ Discretionary Employer  Contributions.
                                          (Plan Section 3.2(b))

                                          The  Employer  may  contribute  to the
                                          Plan   each   year   such   amount  as
                                          determined by Employer resolution.  If
                                          no resolution  is adopted,  then 0% of
                                          Participants' Compensation.
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                                  (b) /X/ Qualified Non-Elective Contributions.

                                      (1) The Employer  (Choose  one):  /X/ will
                                          make  /  /  will  not  make  Qualified
                                          Non-Elective   Contributions   to  the
                                          Plan.  If the Employer  does make such
                                          contributions  to the  Plan,  then the
                                          amount of such  contributions for each
                                          Plan Year shall be (Choose one):

                                          (i)   / /  ____%  (not to exceed  15%)
                                                     of the  Compensation of all
                                                     Participants   eligible  to
                                                     share in the allocation.

                                          (ii)  / /  ____%  of the net  profits,
                                                     but in no event  more  than
                                                     [$______]   for  any   Plan
                                                     Year.

                                          (iii) /X/  An amount determined by the
                                                     Employer.
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                                      (2) Allocation  of Qualified  Non-Elective
                                          Contributions  shall  be  made  to the
                                          accounts of (Choose one):

                                          (i)   / /  All Participants.

                                          (ii)  /X/  Only Non-Highly Compensated
                                                     Participants.
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                                       -5-

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                                      (3) Allocation  of Qualified  Non-Elective
                                          Contributions  shall  be made  (Choose
                                          one):

                                          (i)   /X/  In  the  ratio  which  each
                                                     Participant's  Compensation
                                                     for the Plan Year  bears to
                                                     the total  Compensation  of
                                                     all  Participants  for such
                                                     Plan Year.

                                          (ii)  /  / In  the  ratio  which  each
                                                     Participant's  Compensation
                                                     not in excess  of  [$_____]
                                                     for the Plan Year  bears to
                                                     the total  Compensation  of
                                                     all   Participants  not  in
                                                     excess of [$____]  for such
                                                     Plan year.
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                                  (c) /X/ Elective Deferrals. (Choose (1) and/or
                                          (2):

                                  NA  (1) CASH OR DEFERRED OPTION. (Plan Section
                                          3.1(b)) Choose (i) and/or (ii)):

                                          (i)   / /  The   Employer   may   make
                                                     Discretionary      Employer
                                                     Contributions  to the  Plan
                                                     in    such     amount    as
                                                     determined    by   Employer
                                                     Resolution.      If      no
                                                     resolution is adopted, then
                                                     ___%  of  a   Participant's
                                                     Compensation. A Participant
                                                     may elect to receive __% of
                                                     his allocable share of such
                                                     contributions  in  cash  or
                                                     defer such amount under the
                                                     Plan.

                                          (ii)  / /  A   Participant   may  base
                                                     Elective  Deferrals on cash
                                                     bonuses    that,   at   the
                                                     Participant's election, may
                                                     be   received  in  cash  or
                                                     deferred  under  the  Plan.
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                                      (2) Salary   Deferrals.    (Plan   Section
                                          3.1(a))  (Choose  (i),  and/or (ii) or
                                          (iii)):

                                          (i)   /X/  A Participant  may elect to
                                                     defer  an  amount   not  in
                                                     excess of 10% of his or her
                                                     compensation  in accordance
                                                     with  a  salary   reduction
                                                     agreement  signed  by  such
                                                     Participant.

                                          (ii)  / /  A Participant  may elect to
                                                     defer  an  amount   not  in
                                                     excess  of $_____ of his or
                                                     her     compensation     in
                                                     accordance  with  a  salary
                                                     reduction  agreement signed
                                                     by such Participant.

                                          (iii) / /  A Participant  may elect to
                                                     defer  an  amount   not  in
                                                     excess   of   $7,000,    as
                                                     adjusted for cost of living
                                                     increases    pursuant    to
                                                     regulations  prescribed  by
                                                     the    Secretary   of   the
                                                     Treasury    under   section
                                                     415(d) of the Code,  of his
                                                     or  her   compensation   in
                                                     accordance  with  a  salary
                                                     reduction  agreement signed
                                                     by such Participant.

                                  NOTE: A Participant's total Elective Deferrals during any calendar year shall not exceed $7,000 (as adjusted for cost-of-living increases as defined
                                         in      Plan       Section       1.10).
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                                       -6-

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                                  (d) /X/ Employer Matching Contributions.
                                          (Plan Section 3.2(a))

                                      (1) The  Employer   shall  make   Matching
                                          Contributions to the Plan on behalf of
                                          (Choose (i) or (ii), and/or (iii)):

                                          (i)  /X/  All  Participants  who  make
                                                    Elective Deferrals;

                                          (ii) / /  All   Participants  who  are
                                                    Non-Highly       Compensated
                                                    Employees   and   who   make
                                                    Elective Deferrals;

                                          (iii / /  All  Participants  who  make
                                                    Voluntary           Employee
                                                    Contributions     (after-tax
                                                    contributions).
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                                      (2) Matching Contributions will be (Choose
                                          (i) or (ii)):

                                          (i)  /X/  Nonforfeitable when made;

                                          (ii) / /  Subject   to  the   vesting
                                                    schedule    applicable   to
                                                    Employer      Contributions
                                                    other     than     Elective
                                                    Deferrals   and   Qualified
                                                    Non-Elective Contributions.

                                      (3) The  Employer  shall   contribute  and
                                          allocate    to   each    Participant's
                                          Matching   Contributions   Account  an
                                          amount  equal to  (Choose  (i)  and/or
                                          (ii)):

                                          (i)  /X/  50%  of  the   Participant's
                                                    Elective Deferrals.

                                          (ii) / /  __%  of  the   Participant's
                                                    Employee Contributions.

                                          The Employer  shall not match  amounts
                                          provided above in excess of [$N/A], or
                                          in excess of [2]% of the Participant's
                                          Compensation.
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                                      N/A (e) Qualified Matching Contributions.

                                          (1)  The Employer will make  Qualified
                                               Matching   Contributions  to  the
                                               Plan on behalf of (Choose one):

                                               (i)  / /  all Participants

                                               (ii) / /  all   Participants  who
                                                         are          Non-Highly
                                                         Compensated   Employees
                                                         who make (Choose one or
                                                         both):

                                               (i)  / /  Elective Deferrals;

                                               (ii) / /  Voluntary      Employee
                                                         Contributions   to  the
                                                         Plan.



                                       -7-

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                                          (2)  The  Employer  shall  contribute
                                               and     allocate     to     each
                                               Participant's Qualified Matching
                                               Contributions  Account an amount
                                               equal to (Choose  one (i) and/or
                                               (ii)):

                                               (i)   / / ___% of the
                                                         Participant's Elective
                                                         Deferrals;

                                               (ii)  / / ___%  of  the
                                                         Voluntary Employee
                                                         Contributions.

                                          The Employer  shall not match  amounts
                                          provided  above in excess of  [$____],
                                          or  in  excess  of   [____]%   of  the
                                          Participant's Compensation.
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                                          (f)  Voluntary Employee Contributions
                                               (Plan  Section  3.3) (Choose (1)
                                               or (2)):

                                               (1)  /  / A Participant may make
                                                         Voluntary     Employee
                                                         Contributions  to  the
                                                         Plan  for a Plan  Year
                                                         not in  excess of ___%
                                                         of Compensation.

                                               (2)  /X/  Voluntary     Employee
                                                         Contributions    shall
                                                         not be permitted.

                                          NOTE:  If  the   Employer   wishes  to
                                                 utilize      Recharacterization
                                                 (3.7(e)), he must choose option
                                                 (1).
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                                          (g)  Contributions  Made  Out  of Net
                                               Profits   (Plan   Section   3.4)
                                               (Choose (1) or (2)):

                                               (1)  /X/  The Employer shall make
                                                         all   contributions  to
                                                         the Plan without regard
                                                         to      current      or
                                                         accumulated    earnings
                                                         and   profits  for  the
                                                         taxable   year   ending
                                                         with or within the Plan
                                                         Year.

                                               (2)  / /  The Employer shall make
                                                         all   contributions  to
                                                         the Plan to the  extent
                                                         such    Employer    has
                                                         current or  accumulated
                                                         earnings   and  profits
                                                         for  the  taxable  year
                                                         ending  with or  within
                                                         the Plan Year.

                                     N/A  (h)  Pursuant  to  Section  13.1(b) of
                                               the Plan,  an Employer  may amend
                                               the Plan to add such  language as
                                               is   necessary  to  satisfy  Code
                                               sections 415 and 416.
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                                       -8-

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                                          (i)  Actual Deferral  Percentage Test.
                                               (Plan Section 3.7)

                                               (1) Qualified            Matching
                                                   Contributions  and  Qualified
                                                   Non-Elective    Contributions
                                                   may be taken into  account as
                                                   Elective     Deferrals    for
                                                   purposes of  calculating  the
                                                   Actual Deferral  Percentages.
                                                   In    determining    Elective
                                                   Deferrals  for the purpose of
                                                   the ADP  test,  the  Employer
                                                   shall  include  (Choose,   as
                                                   appropriate):

                                                   (i) /X/ Qualified Matching
                                                           Contributions;

                                                   (ii)/X/ Qualified Non-
                                                           Elective
                                                           Contributions

                                                   under this Plan or any other
                                                   plan  of  the  Employer,  as
                                                   provided   by    regulations
                                                   under the Code.

                                               (2) The   amount  of   Qualified
                                                   Matching  Contributions made
                                                   under Section  3.2(d) of the
                                                   Plan and taken into  account
                                                   as  Elective  Deferrals  for
                                                   purposes of calculating  the
                                                   Actual Deferral  Percentage,
                                                   subject    to   such   other
                                                   requirements   as   may   be
                                                   prescribed  by the Secretary
                                                   of the Treasury, shall be:

                                                   (i) / / all  such  Qualified
                                                           Matching
                                                           Contributions.

                                                   (ii)/X/ such  Qualified
                                                           Matching
                                                           Contributions   that
                                                           are  needed  to meet
                                                           the Actual  Deferral
                                                           Percentage      test
                                                           stated  in   Section
                                                           3.7 of the Plan.
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                                               (3) The   amount  of   Qualified
                                                   Non-Elective   Contributions
                                                   made under Section 3.7(f) of
                                                   this  Plan  and  taken  into
                                                   account     as      Elective
                                                   Deferrals    for    purposes
                                                   calculating    the    Actual
                                                   Deferral Percentage, subject
                                                   to such  other  requirements
                                                   as may be  prescribed by the
                                                   Secretary  of the  Treasury,
                                                   shall be:

                                                   (i) / / all  such  Qualified
                                                           Non-Elective
                                                           Contributions.

                                                   (ii)/X/ Such  Qualified
                                                           Non-Elective
                                                           Contributions   that
                                                           are  needed  to meet
                                                           the Actual  Deferral
                                                           Percentage      test
                                                           stated  in   Section
                                                           3.7 of the Plan.

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                                       -9-

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                                          (j)  Actual  Contribution   Percentage
                                               Test. (Plan Section 3.8)

                                               (1) In  computing   the  Average
                                                   Contribution Percentage, the
                                                   Employer   shall  take  into
                                                   account   and   include   as
                                                   Contribution      Percentage
                                                   Amounts:

                                                   (i)  /X/ Elective Deferrals;

                                                   (ii) /X/ Qualified
                                                            Non-Elective
                                                            Contributions

                                               under this Plan or any other plan
                                               of the  Employer,  as provided by
                                               regulations.

                                               (2) The   amount  of   Qualified
                                                   Non-Elective   Contributions
                                                   that are made under  Section
                                                   3.7(f)   of  this  Plan  and
                                                   taken   into    account   as
                                                   Contribution      Percentage
                                                   Amounts   for   purposes  of
                                                   calculating    the   Average
                                                   Contribution     Percentage,
                                                   subject    to   such   other
                                                   requirements   as   may   be
                                                   prescribed  by the Secretary
                                                   of the Treasury, shall be:

                                                   (i) / / All  such  Qualified
                                                           Non-Elective
                                                           Contributions.

                                                   (ii)/X/ Such  Qualified
                                                           Non-Elective
                                                           Contributions   that
                                                           are  needed  to meet
                                                           the          Average
                                                           Contribution
                                                           Percentage      test
                                                           stated  in   Section
                                                           3.8 of the Plan.
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                                               (3) The   amount   of   Elective
                                                   Deferrals made under Section
                                                   3.1 of the  Plan  and  taken
                                                   into account as Contribution
                                                   Percentage    Amounts    for
                                                   purposes of calculating  the
                                                   Average         Contribution
                                                   Percentage,  subject to such
                                                   other requirements as may be
                                                   prescribed  by the Secretary
                                                   of the Treasury, shall be:

                                                   (i)  / / All  such  Elective
                                                            Deferrals.

                                                   (ii) /X/ Such        Elective
                                                            Deferrals  that  are
                                                            needed  to meet  the
                                                            Average Contribution
                                                            Percentage      test
                                                            stated  in   Section
                                                            3.8 of the Plan.
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7.    ALLOCATION OF               NOTE:  Discretionary   Employer  Contributions
      EMPLOYER                           shall be allocated  to a  Participant's
      CONTRIBUTIONS                      account in the same  proportion as such
                                         Participant's Compensation bears to the
                                         Compensation of all participants. (Plan
                                         Section  3.2(b)  (Choose  (a),  (b)  or
                                         (c)):

                                         (a) / / A Participant shall be eligible
                                                 to   share   in   Discretionary
                                                 Employer  Contributions for the
                                                 Plan Year only if he:

                                                (1) retires,  dies,  or  becomes
                                                    totally   and    permanently
                                                    disabled; or

                                                (2) completes   1,000  Hours  of
                                                    Service  and is  employed on
                                                    the  last  day of  the  Plan
                                                    Year.

                                         (b) / / A Participant  shall  share in
                                                 Discretionary          Employer
                                                 Contributions for the Plan Year
                                                 in    which    he    terminates
                                                 employment  prior  to the  last
                                                 day of the Plan  Year  provided
                                                 such  Participant has completed
                                                 1,000 Hours of Service.

                                          (c)/X/ If the  Employer has elected to
                                                 credit  service  under  elapsed
                                                 time, a Participant shall share
                                                 in Discretionary  Contributions
                                                 if such Participant is employed
                                                 on the  last  day  of the  Plan
                                                 Year.
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8.    FORFEITURES.                (a) Forfeiture   of   Discretionary   Employer
                                      Contributions under Section 6.4(c) of the Plan shall be (Choose (1) or (2)):

          NA                          (1) / / Used    to     reduce     Employer
                                              Contributions.

                                      (2) / / Allocated among other Participants
                                              in the same  proportion  that each
                                              Participant's Compensation for the
                                              Plan    Year    bears    to    the
                                              Compensation  of all  Participants
                                              for such Plan Year.

                                  (b) Excess   Aggregate   Contributions   under
                                      Section   3.8(d)  of  the  Plan  shall  be
                                      (Choose (1) or (2)):

                                      (1) / /  Forfeited  and  used to reduce
                                               Employer Contributions.

                                      (2) / /  Forfeited  and  allocated,  after
                                               all other  forfeitures  under the
                                               Plan,   to   each   Participant's
                                               Matching  Contribution Account in
                                               the  same  proportion  that  each
                                               Participant's   Compensation  for
                                               the Plan Year  bears to the total
                                               Compensation of all  Participants
                                               for   such   Plan   Year.    Such
                                               forfeitures    SHALL    NOT    be
                                               allocated  to the  account of any
                                               Highly Compensated Employee.

                                  NOTE: If Matching Contributions are nonforfeitable when made, this provision (b) shall not apply and Excess Aggregate Contributions will be distributed in accordance with Section 3.8(d) of the Plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9.    ROLLOVERS AND PLAN-         (a) Rollovers
      TO-PLAN TRANSFERS.
      (Plan Section 3.6)              (1) /X/ The Plan permits rollovers.
      (Choose (a) and/or (b)):

                                      (2) // The Plan does not permit rollovers.

                                  (b) Plan-to-Plan Transfers

                                      (1) /X/ The Plan permits plan-to-plan
                                              transfers.

                                      (2) / / The Plan does not permit plan-to-
                                              plan transfers.


--------------------------------------------------------------------------------
                                      -12-

--------------------------------------------------------------------------------
10.   BENEFITS.                   A  Participant  shall  be 100%  vested  in his
                                  Accrued Benefit upon satisfying the Normal or Early retirement age under the Plan.

                                  (a) Normal  Retirement Age/Date  (Plan Section
                                      1.32; 1.33) (Choose (1) or (2)):

                                      (1) /X/ The  date on  which a  Participant
                                              reaches  age 65 (not  more than 65
                                              or  less  than  55).  If no age is
                                              indicated,  normal  retirement age
                                              shall be 65.

                                      (2) / / The later of the date  Participant
                                              reaches  age _____  (not more than
                                              65) or  ________  (not  more  than
                                              5th)  anniversary  of the  day the
                                              Participant              commenced
                                              participation  in the  Plan.  (The
                                              participation commencement date is
                                              the first  day of the  first  Plan
                                              Year  in  which  the   Participant
                                              commenced   participation  in  the
                                              Plan.)

                                  (b) Early   Retirement   Date.  (Plan  Section
                                      6.1(b)) (Choose (1) or (2)): ---

                                      (1) /X/ The  date on  which a  Participant
                                              reaches  age 60 (not less than 55)
                                              and  completes 10 years of service
                                              (not more than 15).

                                      (2) / / Early   Retirement   will  not  be
                                              permitted under the Plan.

                                  (c) Method of Distribution. (Plan Section 7.2)

                                      Subject  to  Section   7.4  of  the  Plan,
                                      Benefits under the Plan shall be paid under the following method, or methods (Chose (1), (2), and/or (3)):

                                      (1) /X/ Lump sum;

                                      (2) / / Periodic Installments;

                                      (3) / / A   paid-up   annuity contract.

                                      NOTE:   If  this is a  continuation  of an
                                              existing   plan,   you   MAY   NOT
                                              eliminate   a  form   of   benefit
                                              previously offered under the prior
                                              plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  (d) Special Distributions. (Plan Section 6.5)

                                      In  addition  to  distributions  made upon
                                      separation   from   service,    death   or
                                      disability,    distributions    shall   be
                                      permitted   upon   (Choose   any   or  all
                                      options):

                                      (1) /X/ Termination  of the  Plan  without
                                              the  establishment  of a successor
                                              plan;

                                      (2) /X/ As   soon   as    administratively
                                              feasible  after  the  sale,  to an
                                              entity  that is not an  Affiliated
                                              Employer,  of substantially all of
                                              the assets used by the Employer in
                                              the trade or business in which the
                                              Participant is employed;

                                      (3) /X/ As   soon   as    administratively
                                              feasible  after  the  sale,  to an
                                              entity  that  is not an  Affiliate
                                              Employer,   of   an   incorporated
                                              Affiliated  Employer's interest in
                                              a subsidiary;

                                      (4) / / Attainment  of  age  59 1/2 by the
                                              Participant;

                                      (5) /X/ Hardship of the Participant.

--------------------------------------------------------------------------------
11.   LOANS TO                    With the consent of the Trustee, loans
      PARTICIPANTS                (Choose (a) or (b)):
      (Article 10)

                                  (a) /X/ will be permitted  not  exceeding  50%
                                          (not  more  than  50%) of the  present
                                          value  of  the  Participant's   vested
                                          accrued benefit.

                                  (b) / / will not be permitted.


--------------------------------------------------------------------------------
                                      -14-

--------------------------------------------------------------------------------
12.   VESTING.                    If a  Participant  terminates  employment  for
      (Plan Section 6.4)          reasons  other  than   retirement,   death  or
                                  disability, the vested portion of his Employer
                                  Contributions     Accounts    (and    Matching
                                  Contributions Account to the extent applicable to Section 6(d) of this Adoption Agreement) shall be determined in accordance with the following schedule (Choose (a), (b) or (c)):

                                  (a) / /  YEARS OF SERVICE    VESTED PERCENTAGE

                                               1 year                _____%

                                               2 years               _____%

                                               3 years               _____%

                                               4 years               _____%

                                               5 or more years        100 %

                                  (b) / /  YEARS OF SERVICE    VESTED PERCENTAGE

                                               1 year                _____%

                                               2 years               _____%

                                               3 years(at least 20%) _____%

                                               4 years(at least 40%) _____%

                                               5 years(at least 60%) _____%

                                               6 years(at least 80%) _____%

                                               7 or more years        100 %

                                  (c) /X/  100% full and immediate Vesting

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13.   EMPLOYER SECURITIES.        (a) The Plan may invest in Qualifying Employer
                                      Securities,  within the meaning of Section
                                      407(d)(5) of ERISA, in accordance with the following (Choose (1) and/or (2) or (3) below):

                                      (1) /X/  Up  to  100%  of  the   following
                                               accounts   may  be   invested  in
                                               Qualifying Employer Securities in
                                               accordance with directions of the
                                               Administrator, and subject to the
                                               terms of the  Plan and the  Trust
                                               Agreement  (Choose one or more as
                                               applicable):

                                               (i)   /X/  Discretionary Employer
                                                          Contributions Account;

                                               (ii)  /X/  Employer      Matching
                                                          Contributions
                                                          Accounts;

                                               (iii) /X/  Qualified Non-Elective
                                                          Contributions Account.

                                 NA   (2) / /  Participants  may direct  that up
                                               to 100% of the following accounts
                                               be   invested    in    Qualifying
                                               Employer  Securities,  subject to
                                               rules and regulations established
                                               by the Administrator, the Trustee
                                               and/or the Sponsor (Choose one or
                                               more as applicable):

                                               (i)   / /  Discretionary Employer
                                                          Contributions Account;

                                               (ii)  / /  Elective      Deferral
                                                          Account;

                                               (iii) / /  Employer      Matching
                                                          Contributions Account;

                                               (iv)  / /  Rollover/Transfer
                                                          Account;

                                               (v)   / /  Voluntary     Employee
                                                          Contributions Account;

                                               (vi)  / /  Qualified Non-Elective
                                                          Contributions Account.

                                      (3) / /  Investment in Qualifying Employer
                                               Securities will not be allowed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  (b) If  the  Employer  selects  (1)  or (2) in
                                      paragraph  (a)  above,   then  voting  and
                                      tender   offer   rights  with  respect  to
                                      Qualifying Employer Securities shall be delegated and exercised as follows (Choose one):

                                      (1) /  /  The  Administrator  shall direct
                                                the  Trustee as to the voting of
                                                all     Qualifying      Employer
                                                Securities  and as to all rights
                                                in the  event of a tender  offer
                                                involving    such     Qualifying
                                                Employer Securities. The Trustee
                                                shall have no  responsibility to
                                                exercise  voting or tender offer
                                                rights   in   the   absence   of
                                                directions        from       the
                                                Administrator.

                                      (2) /X/   Each   Participant    shall   be
                                                entitled     to    direct    the
                                                Administrator  as to the  voting
                                                and    tender    offer    rights
                                                involving   Qualifying  Employer
                                                Securities    held    in    such
                                                Participant's Plan Account,  and
                                                the  Administrator  shall follow
                                                or cause the  Trustee  to follow
                                                such Participant directions.  If
                                                a  Participant  fails to provide
                                                the      Administrator      with
                                                directions   as  to   voting  or
                                                tender   offer    rights,    the
                                                Administrator   shall   exercise
                                                those rights as it determines in
                                                its  discretion and shall direct
                                                the  Trustee  accordingly.   The
                                                Administrator  shall  provide to
                                                Participants   copies   of   all
                                                notices, prospectuses, financial
                                                statements,      proxies     and
                                                proxy-soliciting       materials
                                                relating to Qualifying  Employer
                                                Securities    held    in    such
                                                Participant's  Plan  Account and
                                                shall    establish    reasonable
                                                procedures  and  rules  for  the
                                                exercise  by   Participants   of
                                                voting and tender  offer  rights
                                                referred  to  herein.  Under  no
                                                circumstances  shall the Trustee
                                                have   any   responsibility   in
                                                respect   of  voting  or  tender
                                                offer      rights      involving
                                                Qualifying  Employer  Securities
                                                except  the   responsibility  to
                                                deliver  to  the   Administrator
                                                notices, prospectuses, financial
                                                statements,  proxies  and proxy-
                                                soliciting materials as provided
                                                in    the    Trust    Agreement.


--------------------------------------------------------------------------------
14.   INVESTMENT                  (a) /X/ The  plan  permits   Participants   to
      DIRECTION                           designate   what   percentage  of  all
      (Plan Section 4.6(c))               contributions  made  on  their  behalf
      (Choose (a) or (b)):                (including   any  voluntary   employee
                                          contributions,     any    plan-to-plan
                                          transfers  ------ (Choose (a) or (b)):
                                          or rollover  amounts) will be invested
                                          in  the  various   ------   Investment
                                          Options as defined in Section  1.27 of
                                          the  Plan.  Participants  may  make or
                                          change  such  designations  by  giving
                                          written   notice   to  the   Employer.
                                          Reasonable restrictions may be imposed
                                          on this  privilege  by the Employer or
                                          the    Sponsor    for    purposes   of
                                          administrative convenience.

                                  (b) / / The Plan does not permit  Participants
                                          to select their Investment Options.


--------------------------------------------------------------------------------
                                      -17-

--------------------------------------------------------------------------------
15.   TOP HEAVY                   If for any year the Plan is determined to
      PROVISIONS.                 be Top Heavy, the following provisions shall
      (Plan Section 11)           become effective.

                                  (a) Participants who are eligible to receive the minimum allocation provided by
                                       Section 11.4 of the Plan shall  receive a
                                       minimum  allocation of contributions  and
                                       forfeitures  under  this  Plan  equal  to
                                       three percent (3%) of Compensation, or if
                                       lesser,   the   largest   percentage   of
                                       Compensation allocated on behalf of any Key Employee for the Plan Year.

                                  (b) If the Participant also participates in another qualified defined contribution plan maintained by the Employer, the required minimum allocation shall be provided (Choose (1) or (2)):

                                      (1) /X/ under this Plan.

                                      (2) / / under   another   qualified   plan
                                              maintained    by   the   Employer.
                                              Specify name of the Plan:

                                  (c) If employees are covered under both a Top Heavy defined benefit plan and defined contribution plan of the Employer, the denominators of the defined benefit and defined contribution fractions (as described in Section 5.4 of the Plan) shall be computed by substituting a factor of 1.0 for 1.25.

                                       However,  if  the  Top  Heavy  ratio  (as
                                       described  in  Section  11.2 of the Plan)
                                       does not exceed 90%, the Employer may use
                                       a  factor   of  1.25  in  the   fractions
                                       provided a minimum  contribution of 4% is
                                       provided  to  Participants  participating
                                       only in the  defined  contribution  plan,
                                       and  a  minimum  of 3%  (up  to  30%)  is
                                       provided  to  Participants  participating
                                       only in the  defined  benefit  plan,  and
                                       provided one of the  following is used to
                                       satisfy    the    minimum    contribution
                                       requirements       for       Participants
                                       participating   in   both   the   defined
                                       contribution  and defined  benefit  plans
                                       (Choose (1), (2) or (3)):

                                       (1) /X/ a minimum  benefit of 3% per year
                                               of   service   (up  to   30%)  is
                                               provided in the  defined  benefit
                                               plan;

                                       (2) / / a minimum  contribution  of 71/2%
                                               is   provided   in  the   defined
                                               contribution plan;

                                       (3) / / a minimum  contribution  of 4% is
                                               provided     in    the    defined
                                               contribution  plan and a  minimum
                                               benefit of 3% per year of service
                                               (up to  30%) is  provided  in the
                                               defined benefit plan.


--------------------------------------------------------------------------------
                                    -18-

--------------------------------------------------------------------------------
                                  In the event that the Top Heavy ratio exceeds 90%, a factor of 1.0 shall always be applied when computing the defined benefit and defined contribution fractions.

                                  The minimum contribution requirements for Participants participating in both the defined contribution and defined benefit plans would be as follows (Choose (1), (2) or (3)):

                                  (1)  /X/ a minimum  benefit  of 2% per year of
                                           service  (up to 20%) is  provided  in
                                           the defined benefit plan;

                                  (2)  / / a  minimum   contribution  of  5%  is
                                           provided in the defined  contribution
                                           plan;

                                  (3)  / / a  minimum   contribution  of  3%  is
                                           provided in the defined  contribution
                                           plan and a minimum  benefit of 2% per
                                           year  of  service   (up  to  20%)  is
                                           provided in the defined benefit plan.

                               NA (d) For any Plan Year in which this Plan is Top Heavy, the following vesting schedule will automatically apply to the Plan (Plan Section 11.5) (Choose (1) or (2)):

                                  (1) / / PERIOD OF SERVICE   VESTED PERCENTAGE

                                           1 year.....................0%
                                           2 years...................20%
                                           3 years...................40%
                                           4 years...................60%
                                           5 years...................80%
                                           6 years..................100%

                                  (2) / / PERIOD OF SERVICE   VESTED PERCENTAGE

                                           1 year.....................0%
                                           2 years....................0%
                                           3 years..................100%

--------------------------------------------------------------------------------
                                      -19-

--------------------------------------------------------------------------------
                                           If the  vesting  schedule  under  the
                                           Plan  shifts  in or out of the  above
                                           schedule for any Plan Year because of
                                           the  Plan's  Top Heavy  status,  such
                                           shift is an  amendment to the vesting
                                           schedule  and the election in Section
                                           6.4(e) of the Plan applies.

                                  (e) Valuation Date: For purposes of computing the Top Heavy Ratio, the valuation date shall be 12/31 of each year.

                                  (f) The present value: For purposes of establishing present value of defined benefit plans' accrued benefits required to be aggregated with this Plan to compute the Top Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

                                       Interest rate 8%  Mortality table  UP-84

--------------------------------------------------------------------------------
                                      -20-

--------------------------------------------------------------------------------
16.   ALLOCATION                  If you  maintain  or ever  maintained  another
      LIMITATION                  qualified  Plan in which  any  Participant  in
                                  this Plan is (or was) a  Participant  or could
                                  become a  Participant,  the Employer must also
                                  complete   this  section  if  it  maintains  a
                                  welfare  benefit  fund,  as defined in section
                                  419(e) of the Code, or an  individual  medical
                                  account,  as defined in section  415(1)(2)  of
                                  the Code,  under which  amounts are treated as
                                  annual   additions   with   respect   to   any
                                  Participant in this Plan.

                                  (a) If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (Choose one):

                                       / /  The provisions of (a) through (f) of
                                            Section  5.2 of the Plan will  apply
                                            as if the  other  plan were a master
                                            or prototype plan.

                                       /X/  Provide on an attachment, the method
                                            under  which  the plans  will  limit
                                            total   annual   additions   to  the
                                            maximum permissible amount, and will
                                            properly  reduce any excess amounts,
                                            in a manner that precludes  Employer
                                            discretion.

                                  (b) If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer (Plan Section 5.3) (Choose (1) or (2)):

                                       (1) / /  In  any  Limitation   Year,  the
                                                Annual Addition  credited to the
                                                Participant  under this Plan may
                                                not cause the sum of the defined
                                                benefit  plan  fraction  and the
                                                defined     contribution    plan
                                                fraction  to exceed  1.0. If the
                                                Employer    Contributions   that
                                                otherwise  would be allocated to
                                                the Participant's Account during
                                                such  year  would  cause the 1.0
                                                limitation  to be exceeded,  the
                                                allocation  will be  reduced  so
                                                that  the  sum of the  fractions
                                                equals  1.0.  Any  contributions
                                                not  allocated  because  of  the
                                                preceding   sentence   will   be
                                                allocated   to   the   remaining
                                                Participants      under      the
                                                allocation   formula  under  the
                                                Plan.  If the 1.0  limitation is
                                                exceeded,   such  excess  amount
                                                will be  reduced  in  accordance
                                                with Section 5.1 of the Plan.

                                       (2) /X/  On an  attachment,  provide  the
                                                method   under  which  the  plan
                                                involved  will  satisfy  the 1.0
                                                limitation   in  a  manner  that
                                                precludes Employer discretion.

                                  (c) The limitation year is the following 12 consecutive month period:

                                       JANUARY 1  to DECEMBER 31.
--------------------------------------------------------------------------------
17.   ADMINISTRATIVE              (a) /X/ Administrative expenses shall be paid
      EXPENSE.                            by the Employer
      (Plan Section 12.5)
      (Choose (a) or (b)):        (b) / / Administrative expenses shall be
                                          charged against the accounts of all
                                          Participants unless allocable to the
                                          accounts of a specific Participant.


--------------------------------------------------------------------------------
                                      -21-

--------------------------------------------------------------------------------
18.   PLAN ADMINISTRATION.        The administrator of the Plan shall be
      (Plan Section 12.4)         (Choose (a), (b), (c) or (d)):


                                  NOTE: T. Rowe Price Trust Company may not be
                                        appointed Plan Administrator.

                                  (a) / /  The Trustee;

                                  (b) / /  The Employer;

                                  (c) / /  Retirement Plan Committee;

                                  (d) /X/  Other (complete the following).

                                           Name:     HANDY&HARMAN SAVINGS PLAN
                                                     ADMINISTRATIVE COMMITTEE

                                           Address:  850 THIRD AVENUE,
                                                     NEW YORK, NEW YORK  10022

                                  NOTE:  If no Plan Administrator is indicated
                                         above, the Employer shall be deemed the
                                         Plan Administrator.

                                  If additional space is required to specify an elective feature under the Plan, please attach additional pages as needed and use the format set forth below. Each supplementary page should be numbered, and the total number of pages indicated on the last page of the Adoption Agreement

                                  The following is hereby made part of Provision ____ of the Adoption Agreement.

                                  Initials of Employer's Authorized
                                  Representative:_____________

                                  Initials of Trustee(s):______________

                                  Supplementary page number:_____________
--------------------------------------------------------------------------------
19.   THE  TRUSTEES.              The Employer  hereby appoints the following to
                                  serve as Trustee(s) (Plan Section 1.46):

                                  Name:      T. ROWE PRICE TRUST COMPANY

                                  Address:   100 EAST PRATT STREET

                                             BALTIMORE, MD  21202

                                  /S/ AILENE ZEIGLER              /S/ ILLEGIBLE
                                      Witness             [Signature of] Trustee

                                             Dated:   7-23-91


--------------------------------------------------------------------------------
                                      -22-

--------------------------------------------------------------------------------

                                  Name:     ___________________________________

                                  Address:  ___________________________________

                                            ___________________________________

                                            ___________   _____________________
                                               Witness    [Signature of] Trustee

                                            Dated:
--------------------------------------------------------------------------------
                                  Name:     ___________________________________

                                  Address:  ___________________________________

                                            ___________________________________

                                            ____________  _____________________
                                               Witness    [Signature of] Trustee

                                            Dated:
--------------------------------------------------------------------------------
                                      -23-

--------------------------------------------------------------------------------
20.   EMPLOYER SIGNATURE.         The  Employer   acknowledges  receipt  of  the
                                  current   prospectus  of  the  ---  Investment
                                  Options  designated  by the  Employer  for its
                                  initial   investments   under   the  Plan  and
                                  represents   that  it  has  delivered  a  copy
                                  thereof to each  Participant  in the Plan, and
                                  that  it  will  deliver  to  each  Participant
                                  making contributions and each new Participant,
                                  a copy of the then current  prospectus of such
                                  Investment   Options.   The  Employer  further
                                  represents   that  the   information  in  this
                                  Adoption Agreement shall become effective only
                                  when   approved  and   countersigned   by  the
                                  Trustee.  The  right to reject  this  Adoption
                                  Agreement for any reason is reserved.

                                  Note: An Employer who adopts this Plan may not rely on the Opinion Letter issued by the National Office of the Internal Revenue Service as evidenced that this Plan is qualified under section 401 of the Code. Such adopting Employer should apply to the appropriate Key District Director of Internal Revenue for a determination letter in order to obtain reliance.

                                         This  Adoption  Agreement  may be  used
                                         only in  conjunction  with  basic  plan
                                         document #01.

                                         Failure  to  properly   fill  out  this
                                         Adoption   Agreement   may   result  in
                                         disqualification of the Plan

                                         The sponsoring organization will inform
                                         the Employer of any  amendments  to the
                                         Plan   or   the    discontinuance    or
                                         abandonment of the Plan.

                                         Employees with inquiries  regarding the
                                         adoption  of the Plan,  the  sponsoring
                                         organization's  intended meaning of any
                                         Plan  provisions,  or the effect of the
                                         Opinion Letter should call:

                                         Sponsoring      Organization/Authorized
                                         Representative:

                                         Name: T. Rowe Price Trust Company, Inc.

                                         Address:   100 East Pratt Street
                                                    Baltimore, Maryland  21202

                                         Telephone Number:

                                         This Adoption Agreement consists of 16
                                         pages.

                                         IN WITNESS WHEREOF, the Employer
                                         has   caused    this    Adoption
                                         Agreement  to be executed by its
                                         duly  authorized  officers  this
                                         29TH day of APRIL , 1991


                                                      Attest:HANDY & HARMAN
                                                          [Name of] Employer

--------------------------------------------------------------------------------
                                      -24-

--------------------------------------------------------------------------------
                                                       By:  /S/ STEPHEN B. MUDD

                                            Title:   VICE PRESIDENT & TREASURER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The  following  is  hereby  made  part  of  Provision  16 of the  Adoption
Agreement.

      Initials of Employer's Authorized Representative: Illegible

      Initials of Trustee(s): SJZ

      Supplementary page number:  16

      Handy & Harman maintains other qualified defined contribution plans. To the extent that the annual additions to all defined contribution plans would exceed the maximum permissible amount, the annual addition to the other defined contribution plans, not this Plan, will be limited so the maximum amount will not be exceeded.

      Handy & Harman maintains qualified defined benefit plans. To the extent that the 1.0 limitation would otherwise be exceeded, the benefit under the defined benefit plans will be limited so that the 1.0 limitation will not be exceeded.

This document incorporates the first and second amendments with provisions effective January 1, 1993 and January 1, 1994, respectively.

                             ARTICLE I. DEFINITIONS

1.1      ACCRUED BENEFIT.

         The balance in a Participant's or Beneficiary's account, including contributions, forfeitures, income, expenses, gains and losses (whether or not realized) allocated or attributable thereto, which account shall consist of its pro rata proportion of all commingled Trust assets or any Trust assets separately earmarked therefore. Said account balance shall be determined as of the most recent Valuation Date. Each Accrued Benefit shall be divided into one or more of the following subaccounts, to the extent applicable:

         (a)      Discretionary Employer Contributions Account;

         (b)      Elective Deferral Account;

         (c)      Employer Matching Contributions Account;

         (d)      Rollover/Transfer Account;

         (e)      Voluntary Employee Contributions Account;

         (f)      Qualified Non-Elective Contributions Account;

         (g)      Qualified Matching Contributions.

         The foregoing accounts, which are designated as functional accounts, are derived from the source of the funds contributed thereto, whereas the accounts referred to as Segregated Accounts are investment accounts, derived from the investment of the functional account.

1.2      ACTIVE PARTICIPANT.

         Any Participant on whose behalf contributions are being made to the Plan.

1.3      ADMINISTRATOR OR PLAN ADMINISTRATOR.

         The person,  persons or entity  designated by the Employer  pursuant to
         Article XII to administer and operate the Plan.

1.4      ADOPTION AGREEMENT.

         The document executed by the Employer and Trustee by which the Employer adopts this Plan and the Trust Agreement forming a part thereof and wherein the Employer selects from the options contained therein certain provisions relating to the operation of the Plan. The Adoption Agreement shall be incorporated into and form an integral part of the Plan and the Trust Agreement.

1.5      AFFILIATED EMPLOYER.

         The Employer and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

1.6      BENEFICIARY.

         The person or persons so designated by the Participant to receive his benefits under the Plan in the event of his death.

1.7      BREAK IN SERVICE.

         An Eligibility Computation Period or Vesting Computation Period in which an Employee fails to complete more than 500 Hours of Service with the Employer.

1.8      CODE.

         The Internal Revenue Code of 1986, as amended.

1.9      COMPENSATION.

         As elected by the Employer in the Adoption Agreement, Compensation will mean all of each Participant's (a) W-2 earnings or (b) Compensation (as that term is defined in section 415(c)(3) of the Code). For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the applicable period shall be the Plan Year.

         Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under section 125, 402(e)(3), 402(h) or 403(b) of the Code.

         The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary of Treasury at the same time and in the same manner as under section 415(d) of the Code. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity) the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $ 150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer that 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

1.10     COST OF LIVING INCREASE.

         An automatic increase (without necessity of Plan amendment) in a dollar value set forth or described in the Plan, for the purpose of reflecting increases in the cost of living to the extent prescribed in or pursuant to regulations under section 415(d) of the Code.

1.11     COVERED EMPLOYEE.

         Any Employee eligible to participate in the Plan pursuant to the Adoption Agreement.

1.12     DISTRIBUTION DATE.

         The date on which a Participant reaches retirement, dies while in the active employ of the Employer, becomes totally and permanently disabled, or otherwise terminates employment at a time when he is 100% vested in his Accrued Benefit. In the case of a Participant who terminates employment for reasons other than retirement, death or disability, at a time when he is less than 100% vested in his Accrued Benefit, his Distribution Date shall be the first to occur of his death following termination or the last day of the Plan Year in which he incurs five consecutive one-year Breaks in Service.

1.13     EARNED INCOME.

         The annual net earnings from self-employment in the trade or business with respect to which the Plan is established, provided that personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code. Earned Income will in all events be defined in a way which complies with section 401(c)(2) of the Code and other applicable provisions of the Code.

         Net earnings shall be determined with regard to the deduction allowed to the Employer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

1.14     EFFECTIVE DATE.

         The effective date shall be the Effective Date provided in the Adoption Agreement.

1.15     ELAPSED TIME.

         If an Employer elects to use Elapsed Time in the Adoption Agreement, the following definitions shall replace the otherwise required Year of Service and Break in Service definitions. For purposes of this Section, Hour of Service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

         (a) Break in Service is a Period of Severance of at least 12 consecutive months.

         (b) Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from Service.

         (c) For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the nonforfeitable interest in the Participant's account balance derived from Employer contribution (except for periods of Service which may be disregarded on account of the "rule of parity" described in
                  Section 2.4(b)), an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break in Service begins. The first day of employment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

         (d) In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         (e) Each employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs employment with the Employer or is no longer a member of an eligible class of Employees.

         (f) If the Employer is a member of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code) or any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder, Service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or (o) of the Code and the regulations thereunder to be considered an Employee of any Employer aggregated under section 414(b), (c) or (m) of the Code.

1.16     ELECTIVE DEFERRAL ACCOUNT.

         The portion of a Participant's Accrued Benefit which consists of contributions made to the Plan during the Plan Year by the Employer at the election of the Participant, in lieu of cash Compensation and shall include contributions made pursuant to a salary reduction agreement.

1.17     ELIGIBILITY COMPUTATION PERIOD.

         The 12 consecutive month period used for purposes of determining Years of Service and Breaks in Service for eligibility to participate. An Employee's initial Eligibility Computation Period shall be the 12 consecutive month period beginning with the day the Employee first performs an Hour of Service. Subsequent Eligibility Computation Periods, if needed, will coincide with the 12 month anniversary of that day.

1.18     EMPLOYEE.

         Any person, including a Self-Employed Individual, employed by the Employer maintaining the Plan or of any other Employer required to be aggregated with such Employer under section 414(b), (c), (m) or (o) of the Code and shall include Leased Employees within the meaning of section 414(n)(2) or (o) of the Code. Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent of the Employer's non-highly compensated work force within the meaning of section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those Leased Employees covered by a plan described in section 414(n)(5) of the Code unless otherwise provided by the terms of the Plan.

1.19     EMPLOYER.

         The entity that establishes or maintains the Plan, any successor to such entity and any Affiliated Employer.

1.20     EMPLOYER CONTRIBUTION ACCOUNTS.

         The portion of a Participant's Accrued Benefit consisting of his Employer Matching Contributions Account and his Discretionary Employer Contributions Account.

1.21     ENTRY DATE.

         The Effective Date shall be the first Entry Date, thereafter the first day of each Plan Year and the first day of the seventh month of each Plan Year unless the Employer elects in the Adoption Agreement such dates which are more frequent.

1.22     ERISA.

         The Employee Retirement Income Security Act of 1974, as amended.

1.23     FAMILY MEMBER.

         An Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

1.24     HIGHLY COMPENSATED EMPLOYEE.

         The term Highly Compensated Employee includes active Highly Compensated Employees and former Highly Compensated Employees.

         An active Highly Compensated Employee includes any Employee who performs Service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are 5 percent owners at any time during the look-back year or determination year.

         If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve month period immediately preceding the determination year.

         A former Highly Compensated Employee includes any Employee who separated from Service (or was deemed to have separated) prior to the determination year, performs no Service for the Employer during the determination year and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         If an Employee is, during a determination year or look-back year, a Family Member of either a 5-percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the 5-percent owner or top ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and 5-percent owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and 5 percent owner or top ten Highly Compensated Employee. For purposes of this Section, Family Member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

         The Employer may elect to use the calendar year to determine whether an Employee is a Highly Compensated Employee in the look-back year (as defined in Treasury Regulations under section 414(q) of the Code) calculation. The calendar year used will be the calendar year ending with or within the determination year (as defined in the regulations under section 414(q) of the Code). The determination year shall be the months (if any) in the current Plan Year which follow the end of the calendar look-back year. If the Employer elects to make the calendar year calculation election with respect to any plan, entity or arrangement, such election must apply with respect to all plans, entities and arrangements of the Employer.

1.25     HOUR OF SERVICE.

         (a) An Hour of Service shall mean and include each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, for Services rendered by him to the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.


         (b) An Hour of Service shall also mean and include each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, on account of a period of time during which no Services are rendered by him to the Employer (regardless of whether the Employee shall have ceased to be an Employee) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than five hundred and one (501) Hours of Service shall be credited pursuant to this subparagraph (b) on account of any single continuous period during which an Employee renders no Services to the Employer (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

         (c) An Hour of Service shall also mean and include each hour for which back pay, without regard to mitigation of damages, has been awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subparagraph (a) or subparagraph (b), whichever shall be applicable, and also under this subparagraph (c). The hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                  Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder.

                  Hours of Service will also be credited for any individual considered an Employee under section 414(n) or (o) of the Code, and regulations thereunder.

                  Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited only (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following computation period.

                  Hours of Service will be determined on the basis of the method selected in the Adoption Agreement.

1.26     INACTIVE PARTICIPANT.

                  Any Employee or former Employee who has ceased to be an Active Participant and on whose behalf an account is maintained under the Plan.

1.27     INVESTMENT OPTIONS.

         Any regulated investment companies registered under the Investment Company Act of 1940 whose investment adviser is T. Rowe Price Associates, Inc. or any successor thereto, any common trust funds or collective investment fund of the Sponsor qualified under sections 401 and 501 of the Code, and any other funding vehicle (including, but not limited to, limited partnership interests which receives investment advice from T. Rowe Price Associates, Inc. or an affiliate) made available to the Plan by T. Rowe Price Associates, Inc. or any of its affiliates which the Employer permits under the terms of the Plan.

1.28     LEASED EMPLOYEE.

         Any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed Services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year and such Services are of a type historically performed by Employees in the business field of the recipient Employer.

         Any Leased Employee shall be treated as an Employee of the recipient Employer. However, contributions or benefits provided by the leasing organization which are attributable to Service performed for the recipient Employer shall be treated as provided by the recipient Employer. The preceding sentence shall not apply to any Leased Employee if Leased Employees do not constitute more than twenty percent (20%) of the Employer's non-highly compensated force and, if such Employee is covered by a money purchase pension plan providing: (a) a nonintegrated Employer contribution rate of at least ten percent (10%) of Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under section 125, 402(e)(3), 402(h) or 403(b) of the Code, (b) full and immediate vesting, and (c) each Employee of the leasing organization (other than Employees who perform substantially all of their Services for the leasing organization) immediately participate in the Plan. Item
         (c) shall not apply to any individual whose Compensation from the leasing organization in each Plan Year during the 4-year period ending with the Plan Year is less than $1,000.

1.29     MATCHING CONTRIBUTIONS.

         The portion of a Participant's Accrued Benefit consisting of contributions to the Plan made by the Employer and allocated to a Participant's account by reason of the Participant's Elective Deferrals or Voluntary Employee Contributions.

1.30     NET PROFITS.

         Current and accumulated earnings of the Employer, before federal and state taxes and contributions to this Plan or any other qualified plan.

1.31     NON-HIGHLY COMPENSATED EMPLOYEE.

         An Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

1.32     NORMAL RETIREMENT AGE.

         The age selected in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

1.33     NORMAL RETIREMENT DATE.

         The date on which a Participant attains age 65 unless otherwise specified in the Adoption Agreement.

1.34     OWNER-EMPLOYEE.

         A sole proprietor, if the Employer is a sole proprietorship, or a partner who owns either more than ten percent (10%) of the capital interests or more than ten percent (10%) of the profits interests, if the Employer is a partnership.

1.35     PARTICIPANT.

         Any Covered Employee of the Employer who has met the eligibility requirements as specified in the Adoption Agreement.

1.36     PERIOD OF SERVICE.

         Under Elapsed Time, the period of time commencing on the date on which an Employee is first credited with an Hour of Service or, if applicable, the first date following a Period of Severance on which an Employee is credited with an Hour of Service and ending on the next following Severance Date.

PAGE>
1.37     PLAN.

         The retirement plan set forth herein and the Adoption Agreement as amended from time to time.

1.38     PLAN YEAR.

         The twelve (12) consecutive month period designated by the Employer in the Adoption Agreement.

1.39     QUALIFIED NON-ELECTIVE CONTRIBUTIONS.

         Contributions (other than Matching Contributions) made by the Employer and allocated to the Participant's account that the Participant may not elect to receive in cash until distributed from the Plan and which are subject to the distribution restrictions as provided in Article VI of said Plan.

1.40     ROLLOVER/TRANSFER ACCOUNT.

         The  portion  of  a  Participant's   Accrued  Benefit   established  in
         accordance with Section 3.6 of the Plan.

1.41     SEGREGATED ACCOUNT.

         That portion of a Participant's Accrued Benefit which, pending distribution, is segregated from the remainder of the Trust and placed in a money market fund sponsored by T. Rowe Price Associates, Inc. All income earned by the Segregated Account shall be deemed to be part thereof and distributable therewith and there may be charged thereto in addition to any directly attributable fees and expenses, a pro rata portion of total Trust fees and expenses.

1.42     SELF-EMPLOYED INDIVIDUAL.

         An individual who has Earned Income for the taxable year from the trade, business or partnership with respect to which the Plan is established; also, an individual who would have had Earned Income but for the fact the trade, business or partnership had no Net Profits for the taxable year.

1.43     SERVICE.

         Under Elapsed Time, the sum of an Employee's Periods of Service beginning with the Employee's employment or re-employment date. Service shall be measured in years where three hundred sixty-five (365) days of Service equals one whole Year of Service. Service for purposes of eligibility to participate in the Plan shall be determined in accordance with

         Section  2.3  of  the  Plan.   Service  for  purposes  of   determining
         nonforfeitable rights under the Plan shall be determined in accordance with Section 6.4 of the Plan.

1.44     SEVERANCE DATE.

         Under Elapsed Time the earlier of (a) the date an Employee terminates, is discharged, retires or dies, or (b) the first anniversary of the date an Employee is absent from the employ of the Employer for any reason other than an approved leave of absence granted in writing by the Employer, according to a uniform rule applied without discrimination, provided the Employee returns to the employ of the Employer upon completion of the leave. Notwithstanding the foregoing, an Employee who terminates Service to enter the military service of the United States shall not suffer a Severance Date as of such date provided (a) such Employee's employment rights are protected by Federal law and (b) such Employee returns to employment with the Employer within the period required by law for preservation of his rights. Under such circumstances, an Employee shall receive credit for Service for his earlier period of absence. If the Employee does not return to Service within the time prescribed by law, then the date he terminated employment shall be his Severance Date.

1.45     SPONSOR.

         The Sponsor of this Plan shall be T. Rowe Price Trust Company.

1.46     TRUST AGREEMENT.

         The agreement between the Employer and the Trustees under which the assets of the Plan are held, administered and managed.

1.47     TRUSTEE.

         The individual or corporate Trustee or Trustees under the Trust Agreement as they may be constituted from time to time. Such Trustee or Trustees shall be named in the Adoption Agreement.

1.48     VALUATION DATE.

         The last day of each Plan Year and such other dates as may be necessary for the proper administration of the Plan.

1.49     VESTING COMPUTATION PERIOD.

         For purpose of computing an Employee's nonforfeitable right to the account balance derived from Employer contributions, Years of Service and Breaks in Service will be measured by the Plan Year.

1.50     VOLUNTARY EMPLOYEE CONTRIBUTIONS ACCOUNT.

         That portion of a Participant's Accrued Benefit derived from voluntary nondeductible Employee contributions to the Plan.

1.51     YEAR OF SERVICE.

         An Eligibility Computation Period, Vesting Computation Period or Plan Year, whichever is applicable, during which an Employee completes at
         least  one  thousand   (1,000)   Hours  of  Service   (whether  or  not
         continuous).

                    ARTICLE II. ELIGIBILITY AND PARTICIPATION

2.1      ACTIVE PARTICIPATION.

         Each Covered Employee shall be eligible to participate in the Plan on the Entry Date coincident with or next following the date on which such Covered Employee satisfies the eligibility requirements set forth in the Adoption Agreement.

2.2      EXCLUSION OF CERTAIN EMPLOYEES.

         To the extent provided in the Adoption Agreement, the following Employees may be excluded from participation in the Plan;

         (a)      Employees not meeting the age and Service requirements,

         (b)      Employees who are included in a unit of Employees covered by a
                  collective    bargaining     agreement    between    Employee
                  representatives and one or more Employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or Employers. For this purpose, the term "Employee representatives" does not include any organization where more than one half of the membership is comprised of owners, officers and executives of the Employer,

         (c) Employees who are nonresident aliens and who receive no Earned Income from the Employer which constitutes income from sources within the United States, and

         (d)      Employees included in certain ineligible job classifications.

         In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and Service requirements as provided in the Adoption Agreement.

         In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a Break in Service, such Employee shall participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility to participate will be determined under Section 2.4 of the Plan.

2.3      CREDITING SERVICE FOR INITIAL ELIGIBILITY.

         (a) If the Employer has elected in the Adoption Agreement to credit Service based on the Elapsed Time method, then, for purposes of initial eligibility, Service shall be measured from the date on which the Employee is first credited with an Hour of Service and ending with the anniversary of such date. A Period of Service shall include any Period of Severance of less than 12 consecutive months.

         (b) If the Employer has elected in the Adoption Agreement to credit Service based on Hours of Service, then, for purposes of initial eligibility, a Year of Service is a 12 consecutive month period, beginning with the day on which the Employee first performs an Hour of Service and anniversaries thereof, during which the Employee completes at least 1,000 Hours of Service.

         To the extent provided in the Adoption Agreement, Service with a predecessor Employer shall be deemed Service with the Employer for purposes of this Plan. If this Plan is a continuation of a predecessor Employer's plan, Service with the predecessor Employer may not be disregarded for purposes of this Plan.

2.4      RE-EMPLOYMENT.

         (a) A former Participant shall become a Participant immediately upon returning to the employ of the Employer if such former Participant has a nonforfeitable right to all or a portion of the account balance derived from Employer contributions at the time of termination from Service.

         (b) A former Participant who did not have a nonforfeitable right to any portion of the account balance derived from Employer contributions at the time of termination from Service shall be considered a new Employee for eligibility purposes if the number of consecutive 1- year Breaks in Service, or Periods of Severance if the Employer has elected Elapsed Time, equals or exceeds the greater of five (5) or the aggregate number of Years of Service before such Breaks in Service or Periods of Severance. If such former Participant's Years of Service prior to termination from Service may not be disregarded pursuant to the preceding sentence, such former Participant shall participate immediately upon re-employment.

2.5      RESTORATION OF FORFEITURE.

         If the re-employed Participant: (a) was less than 100% vested in his Employer Contribution Accounts when he terminated employment, (b) received a distribution of the vested portion, if any, of his Employer Contribution Accounts pursuant to Section 7.6(b) of the Plan, and (c) resumed his status as a Covered Employee before having incurred five
         (5) consecutive 1-year Breaks in Service the full amount of the forfeiture which occurred (unadjusted for gains or losses in the interim) pursuant to Section 7.7 of the Plan shall be restored to his Accrued Benefit. If the Participant had no vested interest in the portion of his Employer Contribution Accounts, the restoration shall be made as of the date of resumption of status as a Covered Employee. Notwithstanding any other Plan provisions regarding utilization of forfeitures, the restored forfeiture shall be derived from forfeitures arising in the Plan Year in which the restoration occurs. However, the Employer may, and in the absence of available forfeitures shall, make a separate contribution to the Plan for the purpose of restoring the forfeiture, which separate contribution may be made without regard to the availability of current and/or accumulated earnings and profits, and shall be made not later than the end of the Plan Year following the Plan Year in which the resumption of employment by the Participant occurred. The restoration shall not be deemed to be Annual Additions for purposes of Article V of the Plan.

2.6      WAIVER OF PARTICIPATION.

         The Employer may grant a waiver of participation to any Employee who so requests. Whether or not such waiver shall be granted, and the terms and conditions (including duration) thereof, shall be made in accordance with written and objective rules and shall be applied in a uniform and nondiscriminatory manner. Notwithstanding the foregoing, any Employee who has met the Plan's eligibility requirements shall be considered an "Eligible Participant" for purposes of Sections 3.7 and
         3.8 of the Plan.

                           ARTICLE III. CONTRIBUTIONS


3.1      ELECTIVE DEFERRAL CONTRIBUTIONS.

         To the extent provided in the Adoption Agreement and subject to the limitation on Annual Additions as described in Article V of the Plan, for any Plan Year:

         (a) PARTICIPANT ELECTION. Participant may elect to defer, in the form of Employer contributions to the Plan on his behalf, Compensation that would otherwise be paid to him, but for the deferral of such Compensation, an amount expressed as a percentage (within the limits provided in the Adoption Agreement) of his Compensation as he shall elect in writing on a form prescribed by the Employer. Such salary deferral contributions shall be accomplished through the direct reduction of Compensation in each payroll period during which the election is in effect. A Participant may elect to increase, decrease or discontinue his salary deferral contributions by submitting a written request to the Employer on a form prescribed by such Employer.

                  The Employer shall pay to the Trustee all salary deferral contributions no later than thirty (30) days after the payroll period for which such contributions were deducted. A separate account shall be established for each Participant and such Participant's salary deferral contributions, as adjusted for withdrawals thereof, investment gain and losses, and income or expenses, shall constitute such Participant's Elective Deferral Account. A Participant shall at all times have a nonforfeitable interest in his Elective Deferral Account.

         (b) ELECTIVE DEFERRALS. Any Employer contributions made to the Plan at the election of the Participant, in lieu of cash Compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in section 401 (k) of the Code, and simplified Employer pension or cash deferred arrangement as described in section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under section 457 of the Code, any plan described under section 501(c)(18) of the Code, and any Employer contributions made on the behalf of Participant for the purchase of an annuity contract under section 403(b) of the Code pursuant to a salary reduction agreement.

                  Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

         (c) LIMITATION ON ELECTIVE DEFERRALS. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year. Notwithstanding any other provisions of the Plan, the Employer may distribute to the Participant, not later than April 15 following the calendar year to which the deferral is attributable, any deferral in excess of the aforesaid limit together with any income (or minus any loss) allocable thereto. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer. Excess Deferrals that are distributed after April 15 are includible in the Participant's gross income in both the taxable year in which deferred and the taxable year in which distributed. The
                  Employer may also distribute to Participant any deferrals, together with any income allocable thereto which the Participant has advised the Employer (in writing by March 1) represent excess deferrals because of amounts deferred by the Participant during the preceding calendar year under any other plans or arrangements described in section 401(k), 408(k) or 403(b) of the Code.

                  For purposes of the above, "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of Participant's taxable year.

                  Determination of income or loss: Excess Elective Deferrals shall be adjusted for any income or loss. The income or loss allocable to Excess Elective Deferrals is the income or loss allocable to the Participant's Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year.

3.2      EMPLOYER CONTRIBUTIONS.

         (a) EMPLOYER MATCHING. To the extent provided in the Adoption Agreement, and subject to the limitation on Annual Additions as described in Article V of the Plan, for any Plan Year, the Employer shall contribute to the Plan on behalf of each eligible Participant an amount, in the form of "Matching Contributions", equal to a percentage of such Participant's Elective Deferral Contributions and/or Voluntary Employee Contributions. Separate subaccounts shall be established to account for and distinguish Matching Contributions made on account of Elective Deferral Contributions and Voluntary Employee Contributions. Matching Contributions made to such subaccount on behalf of a Participant, as adjusted for withdrawals thereof, investment gain and losses, and income or expenses, shall constitute such Participant's Employer Matching Contributions Account. A Participant's eligibility to share in Employer Matching Contributions for a Plan Year shall be determined in accordance with the Adoption Agreement. To the extent provided in the Adoption Agreement, any Matching Contributions made under this Section 3.2(a) on behalf of such Participant during the Plan Year, which are attributable to Excess Deferrals, shall be deemed forfeited.

                  Matching  Contributions  shall be  vested in  accordance  with
                  Section  6(d)(2)  of the  Adoption  Agreement.  In any  event,
                  Matching Contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the profit sharing plan, or upon the complete discontinuance of Employer contributions.

                  Matching Contributions attributable to excess deferrals will be forfeited and applied in the same manner as forfeitures under Section 8(b) of the Adoption Agreement.

         (b) OTHER EMPLOYER CONTRIBUTIONS. To the extent provided in the Adoption Agreement, and subject to the limitation on Annual Additions as described in Article V of the Plan, for any Plan Year, the Employer may make a discretionary contribution to the Plan in such amount as the Employer may determine. Any such Employer contribution shall be allocated to each eligible Participant's Discretionary Employer Contributions Account in the same proportion as such Participant's Compensation bears to the Compensation of all Participants. Discretionary Employer Contributions made on behalf of a Participant, as adjusted for withdrawals thereof, investment gain and losses, and income or expenses, shall constitute such Participant's Discretionary Employer Contributions Account. A Participant's eligibility to share in Employer Discretionary contributions shall be determined in accordance with the Adoption Agreement.

         (c)      PAYMENT.  All  Employer  contributions  made  pursuant to this
                  Section 3.2 of the Plan shall become due on the last day in such Plan Year, unless actually paid prior thereto. The Employer shall pay to the Trustee all Employer contributions not later than the due date (including extensions) of the Employer's federal income tax return for the taxable year ending with or within the Plan Year.

         (d) QUALIFIED MATCHING CONTRIBUTIONS. If elected by the Employer in the Adoption Agreement, the Employer will make Qualified Matching Contributions to the Plan. "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under 401(k) of the Code when made. A separate account shall be established for that portion of a Participant's Accrued Benefit attributable to such Qualified Matching Contributions and each separate account, as adjusted for withdrawals thereof, investment gain and losses and income or expenses shall constitute such Participant's Qualified Matching Contributions Account. A Participant shall at all times have a nonforfeitable interest in his Qualified Matching Contributions Account.

                  The Employer shall pay to the Trustee all Qualified Matching Contributions no later than thirty (30) days after the close of the Plan Year for which such contributions are deemed to be made, or such other time as provided in applicable regulations under the Code.

3.3      VOLUNTARY EMPLOYEE CONTRIBUTIONS.

         To the extent provided in the Adoption Agreement and subject to the limitation on Annual Additions as described in Article V of the Plan, for any Plan Year, a Participant shall be permitted to make voluntary nondeductible Employee contributions to the Plan. Such Participant's voluntary nondeductible Employee contributions, as adjusted for withdrawals thereof, investment gain and losses and income or expenses shall constitute such Participant's Voluntary Employee Contributions Account. A Participant's Voluntary Employee Contributions may be made through payroll deduction or in any other manner acceptable to the Employer. A Participant shall at all times have a nonforfeitable interest in his Voluntary Employee Contributions Account.

3.4      CONTRIBUTION LIMITATION.

         To the extent provided in the Adoption Agreement, the Employer shall make all contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within such Plan Year. Not withstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of sections 401(a), 402 and 417 of the Code. In no event shall Employer contributions in the aggregate exceed fifteen percent (15%) of all Participants' Compensation or such greater amount deductible for federal income tax purposes under section 404 of the Code.

3.5      PAYROLL TAXES.

         The Employer shall withhold from the Compensation of each Participant, any FICA or other payroll taxes as the Employer determines necessary with respect to salary deferral contributions.

3.6      ROLLOVERS AND PLAN-TO-PLAN TRANSFERS.

         To the extent provided in the Adoption Agreement, a Covered Employee may pay over to the Trust an amount which constitutes a qualified rollover contribution under section 402(a)(5) or 408(d)(3) of the Code. Also, to the extent provided in the Adoption Agreement, the Trustee may accept a direct transfer of funds, which meets the requirements of 1.411(d)-(6), from, or make a direct transfer of funds to, a plan which the Trustee reasonably believes to be qualified under section 401(a) of the Code in which a Covered Employee was, is or will become, as the case may be, a Participant. Any such rollover or transfer to the Plan shall constitute a part of the Covered Employee's Accrued Benefit under the Plan, shall be accounted for separately and shall be fully vested at all times.

         If a rollover or transfer is made by or on behalf of a Covered Employee who has not yet become a Participant, his Rollover or Transfer Account shall constitute his entire Accrued Benefit (and his sole interest in the Plan) and he shall not be considered to be a Participant for any other purpose of the Plan until he meets the eligibility requirements specified in the Adoption Agreement.

3.7      AVERAGE ACTUAL DEFERRAL PERCENTAGE TEST UNDER SECTION401(K) OF THE
         CODE.

         (a) GENERAL TESTS. Notwithstanding any other provisions in the Plan, for any Plan Year, the Employer shall be permitted to limit the amount which may be deferred by any Highly Compensated Employee (as defined in Article I of the Plan) to the extent necessary to ensure that the Plan satisfies one of the following tests:

               (i) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

               (ii) the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

         (b) DEFINITIONS. For purposes of this Section 3.7 of the Plan, the following definitions shall apply:

                  (i) ACTUAL DEFERRAL PERCENTAGE (ADP) shall mean, for a specified group of --------------------------
                           Participants for a Plan Year, the average of the ratio (calculated separated for each Participant in
                           such   group)   of  (1)  the   amount   of   Employer
                           contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective
                           Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of this
                           Employer, and (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and
                           (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

                  (ii) AVERAGE ACTUAL DEFERRAL PERCENTAGE shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group of either Highly Compensated Employees or Non- Highly Compensated Employees.

                  (iii) Eligible Participant shall mean any Employee of the Employer who is otherwise eligible under the Adoption Agreement to have Elective Deferrals or Qualified Non-Elective Contributions allocated to his account for the Plan Year.

         (c) SPECIAL RULES. The following special rules shall apply for purposes of Section 3.7:

                  (i) For purposes of this Section 3.7 of the Plan, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Non-Elective Contributions or Qualified Matching Contributions allocated to his account under two or more plans, or arrangements, described in section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (ii) For purposes of determining the Actual Deferral Percentage of a Participant who is a 5-percent owner or one of the ten most highly paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and if applicable, Qualified Non-Elective Contributions and Qualified Matching Contributions or both) and Compensation for the Plan Year of Family Members (as defined in section 414(q)(6) of the Code). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                  (iii) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

                  (iv) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

                  (v) The determination and treatment of the Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (vi) In the event that this Plan satisfies the requirements of section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

         (d) DISTRIBUTION OF EXCESS CONTRIBUTIONS. Notwithstanding any other provisions of this ------------------------------------
                  Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more that 2 1/2months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensation Employees on the basis of the respective portions of the Excess Contributions attributable to each of such
                  Employees. Excess Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules of section 414(q)(6) of the Code in the manner prescribed by the regulations. Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined ADP.

                  Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

                  Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss. The income or loss allocable to Excess Contributions is the income or loss allocable to the Participant's Elective Deferral Account (and, if applicable, the Qualified Non-Elective Contributions Account or the Qualified Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals (and Qualified Non- Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year.

                  Accounting for Excess Contributions: Excess Contributions shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contributions Account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contributions Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contributions Account.

                  Definition:

                           "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

                  (i) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                  (ii) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

         (e) RECHARACTERIZATION. If the Employer elects to allow Voluntary Employee ------------------ Contributions in the Adoption Agreement Section 6(e)(1), a Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions.

                  Recharacterization must occur no later than 2 1/2 months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

         (f) QUALIFIED NON-ELECTIVE CONTRIBUTIONS. In lieu of distributing Excess Contributions ------------------------------------ as
                  provided in Section 3.7(d) above, and to the extent provided in the Adoption Agreement, the Employer may make Qualified Non-Elective Contributions on behalf of Employees as provided in the Adoption Agreement. In addition, in lieu of distributing Excess Aggregate Contributions as provided in
                  Section  3.8 of the Plan,  and to the  extent  elected  by the
                  Employer in the Adoption Agreement, the Employer may make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

                  Definition:

                           "Qualified Non-Elective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participant's accounts that the Participant may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

3.8      LIMITATIONS   ON   EMPLOYEE   CONTRIBUTIONS   AND   EMPLOYER   MATCHING
         CONTRIBUTIONS.

         (a) GENERAL TESTS. Notwithstanding any other provisions in the Plan, for any Plan Year, the Employer shall be permitted to limit the contributions, as described in Sections 3.2(a) and
                  3.3 of the Plan, for any Highly Compensated Employee to the extent necessary to ensure that the Plan satisfies one of the following tests:

                  (i) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (ii) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

         (b) DEFINITIONS. For purposes of this Section 3.8 of the Plan, the following definitions shall apply:

                  (i) AVERAGE CONTRIBUTION PERCENTAGE (ACP) shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

                  (ii) CONTRIBUTION PERCENTAGE shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

                  (iii) ELIGIBLE PARTICIPANT shall mean any Employee who is eligible to make -------------------- Employee Contributions or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage) or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Employee Contributions are made.

                  (iv) AGGREGATE LIMIT shall mean the sum of (1) 125% of the greater of the Average Deferral Percentage of the Non-Highly Compensated Employees for the Plan Year or the Average Contribution Percentage of Non-Highly Compensated Employees under the Plan subject to section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the CODA and (2) the lesser of 200% or two plus the lesser of such Average Deferral Percentage or Average Contribution Percentage.

                  (v) CONTRIBUTIONS PERCENTAGE AMOUNTS shall mean the sum of the Employee --------------------------------
                           Contributions, Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the Average Deferral Percentage test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution
                           Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. If so elected in the Adoption Agreement, the Employer may include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the Average Deferral Percentage test is met before the Elective Deferrals are used in the Actual Deferral Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Actual Deferral Percentage test.

                  (vi) EMPLOYEE CONTRIBUTION shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                  (vii) MATCHING CONTRIBUTION shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

         (c) SPECIAL RULES. The following special rules shall apply for purposes of Section 3.8:

                  (i) For purposes of this Section 3.8 of the Plan, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee
                           Contributions, or to receive Matching Employer Contributions, allocated to his account under two or more plans described in section 401(a) of the Code or arrangements described in section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions were made under a single plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (ii) In the event that this Plan satisfies the requirements of section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 410(b) of the Code only if aggregated with this Plan, then this Section 3.8 of the Plan shall be applied by determining the contribution percentages of Eligible Participants as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year.

                  (iii) For purposes of determining the Contribution Percentage of a Participant who is a 5-percent owner or one of the ten most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members, as defined in section 414(q)(6) of the Code. Family Members with respect to Highly Compensated Employees, shall be disregarded as separate

                           Employees in determining the Contribution Percentage for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                  (iv) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (v)      Multiple  Use:  If one  or  more  Highly  Compensated
                           Employees participate in both a CODA and a plan subject to the Average Contribution Percentage test maintained by the Employer and the sum of the Average Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both test exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose Average Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The Average Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if both the Average Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Average Deferral Percentage and Average Contribution Percentage of the Non-Highly Compensated Employees.

                  (vi) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified NonElective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                  (vii) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

         (d) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules of section 414(q)(6) of the Code in the manner prescribed by the regulations. Excess Aggregate Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among Family Members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excess tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

                  Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss. The income or loss allocable to Excess Aggregate Contributions is the income or loss allocable to the Voluntary Qualified Employee Contribution Account, Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-Elective Contributions Account and Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year.

                  Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Non-Highly Compensated Employees or applied to reduce Employer contributions, as elected by the Employer in
                  Section 8(b) of the Adoption Agreement.

                  Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Voluntary Employee Contributions Account, Matching Contribution Account and Qualified Matching Contributions Account (and, if applicable, the Participant's Qualified Non-Elective Contributions Account or Elective Deferral Account, or
                  both).

                  Definitions:

                  "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

                  (i) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                  (ii) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                           Such determination shall be made after first determining Excess Elective Deferrals pursuant to
                           Section 3.1 and then determining Excess Contributions pursuant to Section 3.7.

                         ARTICLE IV. ALLOCATION OF FUNDS

4.1      ALLOCATION OF EMPLOYER CONTRIBUTIONS.

         Employer Contributions made pursuant to Section 3.2 of the Plan shall be allocated in accordance with the Adoption Agreement.


4.2      ALLOCATION OF NET EARNINGS OR LOSSES OF THE TRUST.

         Subject to the provisions of Section 3.1 of the Trust Agreement, as of each Valuation Date, the net earnings or losses of the Trust including capital gains and losses whether or not realized, since the preceding Valuation Date shall be allocated to the Accrued Benefit of all Participants (or Beneficiaries) in accordance with the ratio which the Accrued Benefit of each Participant bears to the aggregate of all such Accrued Benefits.

         Segregated Accounts shall be valued separately and earnings and losses of each Segregated Account shall be determined through separate annual valuations.

4.3      VALUATIONS.

         In determining the earnings or losses of the Trust, as of each Valuation Date the Trust shall be valued at fair market value.

4.4      ACCOUNTING FOR DISTRIBUTIONS.

         All withdrawals of Participant contributions, all distributions made to a Participant or his Beneficiary, and any transfers to another qualified plan shall be charged to the appropriate subaccount of the Participant's Accrued Benefit.

4.5      SEPARATE ACCOUNTS.

         A separate account shall be established and maintained to reflect the Accrued Benefit for each Participant, with subaccounts to separately show the division described in Section 1.1 of the Plan.

4.6      INVESTMENT OF FUNDS.

         (a)      INVESTMENT CONTROL.

                  Subject to the provisions of subsections (b) and (c)below and only to the extent accepted by the Trustee, the management and control of the Trust shall be vested in the Trustee.

         (b)      INVESTMENT LIMITATIONS.

                  The Trustee shall invest all funds received from the Employer and all Fund earnings in the Investment Options in the manner from time to time directed in writing by the Employer, provided that (i) if the T. Rowe Price Trust Company is Trustee, one hundred percent (100%) of the total contributions and any earnings thereon must be invested in the Investment Options, or (ii) if the Trustee is other than the T. Rowe Price Trust Company, no more than fifty percent (50%) of the total contributions received by the Trustee and earnings thereon may be invested in assets, as described in the Trust Agreement, other than the Investment Options.

         (c)      PARTICIPANT DIRECTED INVESTMENTS.

                  If provided in the Adoption Agreement, Participants, subject to such reasonable restrictions as the Employer or Sponsor may impose for administrative convenience, may designate what percentage of all contributions will be invested in the Investment Options provided that (i) if the T. Rowe Price Trust Company is the Trustee, one hundred percent (100%) of the total contributions and any earnings thereon must be invested in the Investment Options, or (ii) if the Trustee is other than the T. Rowe Price Trust Company, no more than fifty percent (50%) of the total contributions received by the Trustee and earnings thereon may be invested in assets as described in the Trust Agreement, other than the Investment Options. The Employer must complete a schedule of Participant designations.

         (d)      PARTICIPANT ELECTION.

                  If the Adoption Agreement provides for Participant directed investments, and if a Participant does not make a written designation of an Investment Option, the Employer shall direct the Trustee to invest all amounts held or received on account of such Participant in the Investment Option which in the opinion of the Employer best protects principal.

         (e)      EMPLOYER SECURITIES.

                  If provided in the Adoption Agreement, the Employer and/or Participants may direct that contributions will be invested in Qualifying Employer Securities (within the meaning of section 407(d)(5) of ERISA), subject to such restrictions as the Employer, the Trustee or the Sponsor may impose for administrative convenience or legal compliance. The Employer and/or Participants, as the case may be, must provide such directions in a form satisfactory to the Sponsor. If agreed to in writing between the Sponsor and the Employer, contributions invested in Qualifying Employer Securities shall not be considered in applying the limits on investments set forth in subsections (b) and (c) above.

         (f)      FACILITATION.

                  Notwithstanding any instruction from any Participant for investment of funds in an Investment Option as provided for herein, the Trustee shall have the right to hold uninvested any amounts intended for investment until such time as investment may be made in accordance with subsection (b), (c) or (e) above and the Trust Agreement.

                      ARTICLE V. LIMITATION ON ALLOCATIONS

5.1      PARTICIPANTS NOT COVERED UNDER OTHER PLANS.

         (a) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in section 419(e) of the Code) maintained by the Employer, or an individual medical account (as defined in section 415(1)(2) of the Code), maintained by the Employer, which provides an Annual Addition (as defined in Section 5.4 below), the amount of Annual Additions which may be credited to the Accrued Benefit of the Participant for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If contributions for and/or allocations to the Accrued Benefit of the Participant would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced to the extent that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

         (b) Prior to determining a Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for the Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

         (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the
                  Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

         (d) If, for any Limitation Year the maximum Annual Additions is exceeded by reason of allocation of forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Elective Deferrals or under other limited facts and circumstances approved by the Internal Revenue Service, then, any such excess shall be disposed of in the following order:

                  (i) any Voluntary Employee Contributions, and any income attributable thereto, to the extent they would reduce the excess amount, shall be returned to the Participant;

                  (ii) any deferrals, and any income attributable thereto, to the extent they would reduce the excess amount, shall be returned to the Participant;

                  (iii) if after the application of paragraph (i) an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's account shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary;

                  (iv) if after the application of paragraph (i) an excess amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be used to reduce future Employer contribution (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                  (v) if a suspense account is in existence at any time during the Limitation Year pursuant to this Section, no investment gains or losses or other income may be allocated to such suspense account, and amounts held in the account may not be distributed to the Participants or Beneficiaries. Any balance which may be in the account upon termination of the Plan shall revert to the Employer. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

5.2      PARTICIPANTS COVERED UNDER OTHER DEFINED CONTRIBUTION PLANS.

         (a) This Section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund (as defined in section 419(e) of the Code)
                  maintained by the Employer, or an individual medical account (as defined in section 415(1)(2) of the Code) maintained by the Employer, which provides an Annual Addition as defined in
                  Section 5.4(a), during any Limitation Year. The Annual Additions which may be credited to the Accrued Benefit of a Participant under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Accrued Benefit of a
                  Participant under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contributions that would otherwise be contributed or allocated to the Accrued Benefit of the Participant under this Plan would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions under all plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Accrued Benefit of the Participant under this Plan for the Limitation Year.

         (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 5.1(b).

         (c) As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

         (d) If pursuant to Section 5.2(c) or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

         (e) If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

                  (i)      the total excess amount allocated as of such date,

                  (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual

                           Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

         (f) Any excess amount attributed to this Plan shall be disposed of in the manner described in Section 5.1(d).

         (g) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with Sections
                  (a) through (f) above as though the other plan were a master or prototype plan unless the Employer provides other limitations in Section 16 of the Adoption Agreement.

5.3      PARTICIPANTS   COVERED   UNDER  BOTH   DEFINED   BENEFIT   AND  DEFINED
         CONTRIBUTION PLANS.

         If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Accrued Benefit of a Participant under this Plan for any Limitation Year will be limited in accordance with Section 16 of the Adoption Agreement.

5.4      DEFINITIONS.

         For purposes of Section 5.1 through 5.3, the following definitions shall apply:

         (a)      ANNUAL ADDITIONS for a Limitation Year shall mean the sum of;

                  (i)      Employer Contributions,

                  (ii)     Employee Contributions,

                  (iii)    forfeitures, and

                  (iv) amounts allocated, after March 31, 1984, to an individual medical account, as defined in section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution plan.

                           For this  purpose,  any excess  amount  applied under
                           Section 5.1 or 5.2 in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

         (b) COMPENSATION shall mean a Participant's Earned Income, wages, salaries and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, Compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                  (i) Employer contributions to a plan of deferred Compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified Employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred Compensation;

                  (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (iv) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the Employee).

                  For  purposes of applying  the  limitations  of this  Article,
                  Compensation   for  a  Limitation  Year  is  the  Compensation
                  actually paid or includible in gross income during such year.

                  Notwithstanding the above, Compensation for a Participant who is permanently and totally disabled (as defined in section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a

                  Highly Compensated Employee (as defined in section 414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

         (c) DEFINED BENEFIT FRACTION shall mean a fraction, the numerator of which is the sum of the Participant's projected annual benefit under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation in effect for the Limitation Year under section 415(b) and (d) of the Code or one hundred forty percent (140%) of the Highest Average Compensation including any adjustments under section 415(b) of the Code.

                  Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

         (d) DEFINED CONTRIBUTION DOLLAR LIMITATION shall mean $30,000 or if greater, one fourth of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

         (e) DEFINED CONTRIBUTION FRACTION shall mean a fraction, the numerator of which is the ----------------------------- sum of the Annual Additions to the Participant's account under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee Contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code, and individual medical accounts, as defined in section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amount for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under section 415(b) and (d) of the Code in effect under section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year.

                  If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                  Annual Additions for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee Contributions as an Annual Addition.

         (f) EMPLOYER shall mean the Employer that adopts this Plan, and all members of a -------- controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code as modified by section 415(h) of the Code) or affiliated service groups (as defined in section 414(m) of the Code) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

         (g) EXCESS AMOUNT shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         (h) HIGHEST AVERAGE COMPENSATION shall mean the average Compensation for the three consecutive Years of Service (as measured by the Limitation Year) with the Employer that produces the highest average.

         (i) LIMITATION YEAR shall mean a calendar year, or the 12 consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         (j) MASTER OR PROTOTYPE PLAN shall mean a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         (k) MAXIMUM PERMISSIBLE AMOUNT shall mean the maximum Annual Additions that may be contributed or allocated to a Participant's account under this Plan for any Limitation Year shall not exceed the lesser of:

                  (i)      the defined contribution dollar limitation, or

                  (ii)     twenty-five   percent  (25%)  of  the   Participant's
                           Compensation for the Limitation Year.

                  The Compensation limitation referred to in (ii) above shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(l)(1) or 419A(d)(2) of the Code.

                  If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount shall not exceed the defined contribution dollar limitation, multiplied by the following fraction:

                  NUMBER OF MONTHS IN THE SHORT LIMITATION YEAR
                                            12

         (l) Projected Annual Benefit shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which a Participant would be entitled under the terms of the Plan assuming:

                  (i) the Participant will continue employment until the Normal Retirement Age under the Plan (or current age if later), and

                  (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

5.5      CONTROL OF TRADES OR BUSINESSES BY OWNER-EMPLOYEE.

         If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy section 401(a) and (d) of the Code for the Employees of this and all other trades or businesses.

         If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of the other trades or businesses must be included in a plan which satisfies section 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

         If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.


         For purposes of the preceding paragraphs, an Owner Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner Employee, or two or more Owner-Employees together:

         (a)      own  the  entire  interest  in  an  unincorporated   trade  or
                  business, or

         (b) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

         For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

                       ARTICLE VI. ENTITLEMENT TO BENEFITS

6.1      RETIREMENT.

         A Participant shall be deemed to have reached retirement upon his termination of employment on or after the first to occur of the following events:

         (a) NORMAL RETIREMENT. Upon reaching his Normal Retirement Date as determined in accordance with the Adoption Agreement.

         (b)      EARLY  RETIREMENT.  To the  extent  provided  in the  Adoption
                  Agreement,   upon  reaching  his  Early   Retirement  Date  as
                  determined in accordance with the Adoption Agreement.

         As of his Distribution Date, a retired Participant shall be entitled to the full value of his Accrued Benefit, which shall be deemed to be one hundred percent (100%) vested and nonforfeitable upon reaching his Normal Retirement Date (or Early Retirement Date if provided in the Adoption Agreement) whether or not the Participant continues his employment with the Employer beyond such date.

6.2      DISABILITY.

         In the event that a Participant, at any time prior to his retirement or other termination of employment with the Employer, shall become totally and permanently disabled, and if proof of such disability satisfactory to the Employer is furnished (which proof shall include a written statement of a licensed physician appointed or approved by the Employer), then, as of his Distribution Date, such Participant shall be entitled to the full value of his Accrued Benefit which shall be deemed to be one hundred percent (100%) vested and nonforfeitable. For purposes of this Section 6.2, total and permanent disability shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least twelve (12) months.

6.3      DEATH.

         In the event of the death of a Participant prior to his retirement, disability or other termination of employment with the Employer, the full value of his Accrued Benefit, which shall be deemed to be one hundred percent (100%) vested and nonforfeitable shall become payable (according to the provisions of Article VII of the Plan), to his designated Beneficiary, upon submission of proof of death satisfactory to the Employer.

6.4      TERMINATION OF EMPLOYMENT.

         In the event a Participant terminates employment with the Employer for any reason other than retirement, disability or death, such Participant shall become entitled to the vested portion of his Accrued Benefit, payable according to the provisions of Article VII of the Plan, which shall be determined as follows:

         (a) A Participant shall at all times be one hundred percent (100%) vested in the portion of his Accrued Benefit derived from his Elective Deferral Account, Voluntary Employee Contributions Account, Qualified Non-Elective Contributions Account, Qualified Matching Contributions Account and Rollover or Transfer
                  Account.

         (b) A Participant's vested and nonforfeitable interest in the portion of his Accrued Benefit derived from his Employer Contribution Accounts shall be determined in accordance with the vesting schedule selected by the Employer in the Adoption Agreement. If no vesting schedule is selected in the Adoption Agreement, a Participant shall be considered 100% vested in all portions of his Accrued Benefit.

         (c) In the event of a termination of employment as described in this Section 6.4 at a time when a Participant's vested interest in his Employer Contribution Account is less than 100%, then, as of the forfeiture date set forth in Section 7.7 of the Plan, that portion which shall not have been vested shall be forfeited and used either to reduce Employer Contributions or reallocated among the accounts of other Participants as determined in the Adoption Agreement.

         (d) In order to determine the vested interest of a Participant after a Break in Service, the following shall apply:

                  (i) If the Employer has elected in the Adoption Agreement to credit Service based on Elapsed Time, then, for purposes of the vesting schedule selected in the Adoption Agreement, the crediting of Service shall be subject to the following:

                           (1) If a Participant who has voluntarily terminated employment or has been discharged by the Employer returns to employment and is credited with an Hour of Service on or before incurring a Period of Severance (consisting of less than 12 consecutive months), the Participant will receive credit for the time elapsed during such absence;

                           (2) If a Participant is absent for a reason other than termination or discharge and then voluntarily terminates or is discharged, the date on which the Participant must first be credited with an Hour of Service to receive credit for the time elapsed during such absence is the first anniversary of the first day of absence;

                           (3) If a Participant has a Period of Severance of five (5) years or more, then Service after such Period of Severance shall not be taken into account for purposes of determining the nonforfeitable percentage of the Participant's Accrued Benefit derived from Employer contributions which accrued prior to such Period of Severance.

                  (ii) If the Employer has elected in the Adoption Agreement to credit Service based on Hours of Service and Years of Service, then, for purposes of the vesting schedule selected in the Adoption Agreement, the crediting of Service shall be determined as follows:

                           (1)      In the  case of a  Participant  who has five
                                    (5)  consecutive  1-year  Breaks in Service,
                                    all Years of Service  after  such  Breaks in
                                    Service shall be disregarded for purposes of
                                    determining the Participant's vested Accrued
                                    Benefit derived from Employer  contributions
                                    which
                                    accrued   before  such   breaks,   but  both
                                    pre-break and post-break Service shall count
                                    for    purposes    of    determining     the
                                    Participant's vested Accrued Benefit derived from Employer contributions accruing after such breaks. Both accounts shall share in the earnings and losses of the Trust;

                           (2) In the case of a Participant who does not have five (5) consecutive 1-year Breaks in Service, both the pre-break and post-break Service shall count in determining both the Participant's pre-break and post-break vested Accrued Benefit derived from Employer contributions.

         (e) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top Heavy vesting schedule, each Participant with at least 3 Years of Service with the Employer may elect to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change.

                  The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                  (i)      60 days after the amendment is adopted;

                  (ii)     60 days after the amendment becomes effective; or

                  (iii) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

6.5      OTHER PERMITTED DISTRIBUTIONS.

         (a)      HARDSHIP.

                  In addition to the in-service withdrawals described in Section
                  7.8 and subject to the provisions of Section 8.4 of the Plan, where applicable, to the extent provided in the Adoption Agreement, distributions of Elective Deferrals or the vested portion of Employer Contribution Accounts may be made on account of financial hardship if the distribution is necessary in light of the immediate and heavy financial needs of the Participant. Notwithstanding the preceding, for Plan Years beginning after December 31, 1988, amounts attributable to Qualified Non-Elective Contributions and Qualified Matching Contributions may not be distributed merely on account of hardship. Also, income allocated to Elective Deferrals after December 31, 1988 may not be distributed on account of hardship. Distribution of Elective Deferrals (and earnings thereon accrued as of December

                  31, 1988) may be made to a Participant in the event of hardship. For purposes of this Section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in sections 401(a)(11) and 417 of the Code.

                  (i) The following are the only financial needs considered immediate and heavy: deductible medical expenses (within the meaning of section 213(d) of the Code) of the Employee, the Employee's spouse, children or dependents; the purchase (excluding mortgage payments) of a principal residence of the Employee; payment of tuition and related educational fees for the next twelve months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mort gage of, the Employee's principal residence.

                  (ii) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                           (1) The Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                           (2) All plans maintained by the Employer provide that the Employee's Elective Deferrals (and Employee Contributions) will be suspended for twelve months after the receipt of the hardship distribution;

                           (3) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                           (4) All plans maintained by the Employer provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

                  (iii) Processing of applications and distributions of amounts under this Section, on account of a bona fide financial hardship, must be made as soon as administratively feasible.

         (b)      ATTAINMENT OF AGE 59 1/2.

                  To the extent provided in the Adoption Agreement, a Participant shall be permitted to withdraw all or a portion of his vested Accrued Benefit under the Plan, on or after the attainment of age 59 1/2.

         (c)      DISTRIBUTION UPON PLAN TERMINATION.

                  To the extent provided in the Adoption Agreement the full value of a Participant's Accrued Benefit shall be distributed to the Participant (or his Beneficiary) as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor an Affiliated Employer maintains a successor plan. If the Employer does not elect this option in the Adoption Agreement, the provisions under
                  Section 13.2 of the Plan shall apply.

         (d)      DISTRIBUTION UPON SALE OF ASSETS.

                  To the extent provided in the Adoption Agreement Section 10(d), the full value of a Participant's Accrued Benefit may at Participant's discretion be distributed to the Participant as soon as administratively feasible after the sale, to an entity that is not an Affiliated Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed. If such entity continues to maintain this Plan, this provision shall apply with respect to Employees who continue employment with the entity acquiring such assets.

         (e)      DISTRIBUTION UPON SALE OF SUBSIDIARY.

                  To the extent provided in the Adoption Agreement Section 10(d), the full value of a Participant's Accrued Benefit may at the Participant's discretion be distributed to the Participant as soon as administratively feasible after the sale, to an entity that is not an Affiliated Employer, of an incorporated Affiliated Employer's interest in a subsidiary of which the Participant is employed. If such entity continues to maintain this Plan, this provision shall apply with respect to Employees who continue employment with such subsidiary.

                      ARTICLE VII. DISTRIBUTION OF BENEFITS

7.1      GENERAL.

         Except as otherwise provided in Article VIII, Joint and Survivor Annuity Requirements, the requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984.

         All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations.

7.2      METHOD OF DISTRIBUTION.

         To the extent provided in the Adoption Agreement, and subject to the provisions of Article VIII of the Plan, a Participant may elect to have his Accrued Benefit distributed in the following manner;

         (a)      lump sum;

         (b)      monthly, quarterly or annual installments;

         (c) a paid-up annuity contract for the Participant and/or his Beneficiary (any annuity contract distributed under the Plan shall be issued so as to be nontransferable).

                  Payment of benefits may be made in cash or in kind at the Participant's discretion.

         In the absence of an election by the Participant, distribution will be made in a lump sum payment. The Plan Administrator will instruct the Trustee as to the insurer and the form of any annuity contract to be purchased and the terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

7.3      INSTALLMENT PAYMENTS.

         If all or any portion of a Participant's Accrued Benefit is to be paid in installments, the Participant shall determine the period over which such installments shall be paid. In the discretion of the Employer, the total amount to be so distributed shall either: (a) continue to be invested in those assets currently retained in the Trust, in which case any income, gain or loss attributable thereto (but not Employer contributions or forfeitures) shall be reflected in the installment distributions, or (b) be transferred to a Segregated Account.

7.4      DISTRIBUTION REQUIREMENTS.

         (a)      COMMENCEMENT OF BENEFITS.

                  (i) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                           (1) the Participant attains age 65 (or the Normal Retirement Age specified in the Plan, if earlier);

                           (2)      occurs the 10th  anniversary  of the year in
                                    which     the     Participant      commenced
                                    participation in the Plan; or

                           (3) the Participant terminates Service with the Employer.

                  (ii) Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable within the meaning of Section 7.6 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

         (b)      LIMITS ON SETTLEMENT OPTIONS.

                  As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof);

                  (i)      the life of the Participant,

                  (ii)     the  life  of  the   Participant   and  a  designated
                           Beneficiary,

                  (iii) a period certain not extending beyond the life expectancy of the Participant, or

                  (iv) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a designated Beneficiary.

         (c)      MINIMUM AMOUNTS TO BE DISTRIBUTED.

                  If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                  (i)      INDIVIDUAL ACCOUNT.

                           (1) If a Participant's benefit is to be distributed over (a) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or
                                    (b) a period not  extending  beyond the life
                                    expectancy  of the  designated  Beneficiary,
                                    the amount  required to be  distributed  for
                                    each   calendar    year,    beginning   with
                                    distributions  for  the  first  distribution
                                    calendar  year,  must  at  least  equal  the
                                    quotient    obtained   by    dividing    the
                                    Participant's benefit by the applicable life expectancy.

                           (2) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                           (3) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (a) the applicable life expectancy or (b) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in Section 7.4(c)(i) above as the relevant divisor without regard to regulations section 1.401(a)(9)-2.

                           (4) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                  (ii)     Other forms.

                           If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the regulations thereunder.

7.5      DISTRIBUTION OF DEATH BENEFITS.

         (a)      METHOD OF DISTRIBUTIONS.

                  (i) If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  (ii)     If the Participant dies before distribution of his or
                           her   interest    begins,    distribution    of   the
                           Participant's entire interest shall be completed by

                           December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

                           (1) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                           (2) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the Participant died and (b) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                                    If the  Participant has not made an election
                                    pursuant to this Section (ii) by the time of
                                    his  or   her   death,   the   Participant's
                                    designated Beneficiary must elect the method
                                    of distribution no later than the earlier of
                                    (a)  December  31 of the  calendar  year  in
                                    which  distributions  would be  required  to
                                    begin under this Section, or (b) December 31
                                    of the  calendar  year  which  contains  the
                                    fifth  anniversary  of the  date of death of
                                    the  Participant.  If the Participant has no
                                    designated Beneficiary, or if the designated
                                    Beneficiary  does  not  elect  a  method  of
                                    distribution,     distribution     of    the
                                    Participant's   entire   interest   must  be
                                    completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (iii) For purposes of Section 7.5(a)(ii) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Section 7.5(a)(ii), with the exception of paragraph (2) therein, shall be applied as if the surviving spouse were the Participant.

                  (iv) For purposes of this Section 7.5, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                  (v) For the purposes of this Section 7.5, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 7.5(a)(iii) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 7.5(a)(ii) above). If distribution in the form of an annuity described in
                           Section 7.4(c)(i)(2) above irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

         (b)      DEFINITIONS.

                  (i) APPLICABLE LIFE EXPECTANCY. The life expectancy (or joint life and last ---------------------------
                           survivor expectancy) is calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated, such succeeding calendar year. If annuity payments commence in accordance with Section 7.4(c)(i)(2) before the required beginning date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

                  (ii) DESIGNATED BENEFICIARY. The individual who is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) of the Code and the regulations thereunder.

                  (iii) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum --------------------------- distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to
                           Section 7.5(a) above.

                  (iv) LIFE EXPECTANCY. Life expectancy and joint life and last survivor ---------------- expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 7.5(a)(ii)(2) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                  (v)      PARTICIPANT'S BENEFIT.

                           (1) The account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                           (2) Exception for second distribution calendar year. For purposes of paragraph (1) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it has been made in the immediately preceding distribution calendar year.

                  (vi)     REQUIRED BEGINNING DATE.

                           (1) GENERAL RULE. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                           (2) TRANSITIONAL RULES. The required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (a) or (b) below:

                                    (A)     NON-5-PERCENT  OWNERS.  The required
                                            beginning date of a Participant  who
                                            is  not a  5-percent  owner  is  the
                                            first  day of April of the  calendar
                                            year  following the calendar year in
                                            which  the  later of  retirement  or
                                            attainment of age 70 1/2 occurs.

                                    (B)     5-PERCENT   OWNERS.   The   required
                                            beginning date of a Participant  who
                                            is a 5-percent owner during any year
                                            beginning  after  December 31, 1979,
                                            is the first day of April  following
                                            the later of:

                                            i)       the calendar  year in which
                                                     the Participant attains age
                                                     70 1/2 or

                                            ii)      the earlier of the calendar
                                                     year with or  within  which
                                                     ends the Plan Year in which
                                                     the Participant becomes
                                                     a 5-percent  owner,  or the
                                                     calendar  year in which the
                                                     Participant retires.

                                                     The required beginning date
                                                     of a Participant who is not
                                                     a   5-percent   owner   who
                                                     attains  age 70 1/2  during
                                                     1988   and   who   has  not
                                                     retired  as of  January  1,
                                                     1989, is April 1, 1990.

                           (3) 5-PERCENT OWNER. A Participant is treated as a 5-percent owner for purposes of this
                                    Section if such  Participant is a 5- percent
                                    owner as defined  in  section  416(i) of the
                                    Code  (determined in accordance with section
                                    416  of  the  Code  but  without  regard  to
                                    whether  the Plan is Top  Heavy) at any time
                                    during the Plan Year  ending  with or within
                                    the  calendar   year  in  which  such  owner
                                    attains  age 66 1/2 or any  subsequent  Plan
                                    Year.

                           (4) DISTRIBUTIONS BEGUN. Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

         (c)      TRANSITIONAL RULE.

                  (i) Notwithstanding the other requirements of this Article and subject to the requirements of Article VIII of the Plan, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                           (1) The distribution by the Trust is one which would not have disqualified such Trust under section  401(a)(9)  of the Code as in effect
                                    prior to amendment by the Deficit  Reduction
                                    Act of 1984;

                           (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee;

                           (3) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984;

                           (4) The Employee had accrued a benefit under the Plan as of December 31, 1983;

                           (5) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of Employee listed in order of priority.

                  (ii) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

                  (iii) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in 7.5(c)(i)(1) and (5).

                  (iv) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

7.6 DISTRIBUTION UPON TERMINATION OF EMPLOYMENT AND RESTRICTIONS ON IMMEDIATE DISTRIBUTION.

         If the value of a Participant's vested account balance derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the account balance is immediately distributable, the Participant and the

         Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan, in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

         Notwithstanding the foregoing, only the Participant needs consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to Section 8.6 of the Plan, only the Participant needs consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or 415 of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) within the same controlled group.

         An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

         For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible Employee Contributions within the meaning of section 72(o)(5)(B) of the Code.

         In the absence of an election to receive an immediate distribution, the Participant's Accrued Benefit shall, in the discretion of the Employer, remain invested in the commingled Trust assets or be transferred to a Segregated Account. The following provisions shall apply to termination benefits:

         (a) The distribution of benefits to a Participant who has reached his Distribution Date by reason of a termination of employment other than retirement, disability or death shall be deferred until the first date the Participant would have been eligible for retirement under the Plan unless the Participant elects to commence distribution of such benefits at an earlier date. Prior to the commencement of benefits, the deferred benefits shall, in the discretion of the Employer, remain invested in the commingled Trust assets or be transferred to a Segregated Account.

         (b) If the vested portion of the Accrued Benefit of a Participant who terminates employment for reasons other than retirement, disability or death is less than 100%, so that his Distribution Date does not coincide with the date on which he ceases to be an Employee, such Accrued Benefit shall, in the discretion of the Employer, remain invested in the commingled assets of the Trust or be transferred to a Segregated Account pending distribution. The Participant may elect to receive the vested portion of his Accrued Benefit at any time prior to the Distribution Date.

         (c) If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the Service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

7.7      FORFEITURE AND SPECIAL VESTING FORMULA.

         If the vested portion of the Accrued Benefit of a Participant who terminates employment for reasons other than retirement, disability or death, as described in Article VI of the Plan, is less than 100% and such Participant receives a distribution of the vested portion of his Accrued Benefit, forfeiture of the nonvested portion of his Accrued Benefit shall occur (subject to restoration pursuant to Section 2.5 of the Plan) as of the date on which the distribution is made. If upon termination of employment, a Participant has no vested interest in his Accrued Benefit, forfeiture of his entire Accrued Benefit shall occur (subject to restoration pursuant to Section 2.5 of the Plan) as of the date of termination of employment. In any other case involving a termination described in Section 7.5(a), forfeiture of the nonvested portion of the terminated Participant's Accrued Benefit shall occur as of the earliest of: (a) his date of death following termination of employment, or (b) the last day of the Plan Year in which he incurs 5-consecutive 1-year Breaks in Service.

         If a Participant terminates Service, and the value of the Participant's vested account balance derived from Employer and Participant contributions is not greater than $3,500, the Participant will receive a distribution of the value of the entire vested portion of such account balance and the nonvested portion will be treated as a forfeiture.

         For purposes of Section 6.5, if a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of the account balance derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the account, a separate account shall be established for the Participant's Employer Contributions Accounts as of the time of the distribution, and at any relevant time the vested portion of the separate account shall be equal to an amount determined by the formula:

                                    P(AB+(RXD))-(RXD)

         For purposes of applying the formula, P is the vested percentage at the relevant time, AB is the separate account balance at the relevant time, D is the amount of the distribution, R is the ratio of the separate account balance at the relevant time to the separate account balance after distribution, and the relevant time is the Participant's Distribution Date.

7.8      DISTRIBUTION FROM EMPLOYEE CONTRIBUTIONS ACCOUNTS.

         (a)      VOLUNTARY EMPLOYEE CONTRIBUTIONS.

                  A Participant who has made Voluntary Employee Contributions to the Plan may withdraw such contributions at such times as permitted by the Employer by submitting a written request to the Employer specifying the amount to be withdrawn. A distribution from the Participant's Voluntary Employee Contributions Account shall be calculated on a pro rata basis; thus, such distribution shall be considered in part a return of contributions and in part earnings on such contributions. However, if on May 5, 1986, Voluntary Employee Contributions were available for distribution, under the terms of the Plan, prior to separation of Service, then the pro rata rules will not apply to Voluntary Employee Contributions made prior to January 1, 1987. The Participant may designate whether the distribution is to be made from pre-1987 or post-1986 contributions.

         (b)      ROLLOVER/TRANSFER ACCOUNTS.

                  A Participant may withdraw any amount from his Rollover/Transfer Account, not in excess of the value of his account, at such times as permitted by the Employer by submitting a written request to the Employer specifying the amount to be withdrawn.

         Subject to the provisions of this Section 7.8 and Section 6.5(a) of the Plan, the Participant's Voluntary Employee Contributions Account and Rollover/Transfer Account shall be payable at the same time, in the same manner, and, in the event of death, to the same Beneficiary as is his Elective Deferral and Employer Contributions Accounts.

7.9      DIRECT ROLLOVER.

         (a)       APPLICABILITY.

                  This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (b)      DEFINITIONS.

                  (i) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any -------------------------------
                           distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                  (ii) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual ------------------------- retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution.
                           However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (iii) DISTRIBUTEE. A distributed includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic retirement order, as described in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (iv) DIRECT ROLLOVER. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

              ARTICLE VIII. JOINT AND SURVIVOR ANNUITY REQUIREMENTS

         The  provisions  of  this  Article  shall  take   precedence  over  any
         conflicting provisions of the Plan.

8.1      APPLICABILITY.

         Except as provided  with  respect to certain  profit  sharing  plans in
         Section 8.6 of this Article, the provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 8.7.

8.2      QUALIFIED JOINT SURVIVOR ANNUITY.

         Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's vested account balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested account balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

8.3      QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

         Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before his annuity starting date, then the Participant's vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed immediately after the Participant's death.

8.4      DEFINITIONS.

         (a) ELECTION PERIOD. The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

         (b) EARLIEST RETIREMENT AGE. The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

         (c) QUALIFIED ELECTION. A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a
                  Qualified Preretirement Survivor Annuity shall not be effective unless: (i) the Participant's spouse consents in writing to the election; (ii)
                  the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                  Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 8.5 below.

         (d) QUALIFIED JOINT AND SURVIVOR ANNUITY. An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested account balance. The percentage of the survivor annuity under the Plan shall be 50%.

         (e) SPOUSE (SURVIVING SPOUSE). The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse (and a current spouse will not be treated as the spouse or surviving spouse to the extent provided) under a qualified domestic relations order as described in section 414(p) of the Code.

         (f) ANNUITY STARTING DATE. The first day of the first period for which an amount is paid as an annuity or any other form.

         (g) VESTED ACCOUNT BALANCE. The aggregate value of the Participant's vested account balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions or both at the time of death or distribution.

8.5      NOTICE REQUIREMENTS.

         (a) In the case of a Qualified Joint and Survivor Annuity as described in Section 8.4(d) of this Article, the Plan Administrator shall no less than 30 days and no more than 90 days prior to the annuity starting date provide each
                  Participant a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

         (b) In the case of a Qualified Preretirement Survivor Annuity as described in Section 8.3 of this Article, the Plan Administrator shall provide each Participant within the applicable notice period a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 8.5(a) applicable to a Qualified Joint and Survivor Annuity.

                  The   applicable   notice  period  means  with  respect  to  a
                  Participant, whichever of the following periods ends last:

                  (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35,

                  (ii) a reasonable period ending after the individual becomes a Participant,

                  (iii) a reasonable period ending after notice is required because of the cessation of a benefit subsidy as described in subsection (c) below,

                  (iv) a reasonable period ending after this Article first applies to the Participant,

                  (v) a reasonable period after separation from Service in the case of a Participant who separates before attaining age 35.

                           For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

         (c) Notwithstanding the other requirements of this Section 8.5, the respective notices prescribed by this Section need not be given to a Participant if (i) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this Section 8.5(c), a plan fully subsidizes the costs of a benefit if no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

         (d) If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

8.6      SPECIAL RULE FOR PROFIT SHARING PLANS.

         (a) This Section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee Contributions, as defined in section 72(o)(5) of the Code, and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) if the following conditions are satisfied: (i) the Participant cannot or does not elect payments in the form of a life annuity, and (ii) on the death of the Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or, if the surviving spouse has already consented in a manner conforming to a qualified election, then to the Participant's designated Beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. However, this Section 8.6 shall not be operative with respect to the Participant if it is determined that this profit sharing plan is a direct or indirect transferee of a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus or profit sharing plan which is subject to the survivor annuity requirement of sections 401(a)(11) and 417 of the Code. The preceding sentence shall apply only with respect to asset transfers completed after December 31, 1984, and if the transferred assets and income thereon are accounted for separately, then such sentence shall apply only with respect to the transferred assets (and income thereon). If this
                  Section is operative, then except to the extent otherwise provided in Section 8.7 the other provisions of this Article shall be inoperative.

         (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions (described in Section 8.4(c)) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

         (c) For purposes of this Section 8.6, vested account balances shall mean, in the case of a money purchase pension plan or a target benefit plan, the participant's separate account balance attributable solely to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, vested account balance shall have the same meaning as provided in Section 8.4(g).

8.7      TRANSITIONAL RULES.

         (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting Service when he or she separated from Service.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 8.7(d) of this Article.

         (c) The respective opportunities to elect (as described in Section 8.7(a) and 8.7(b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

         (d) Any Participant who has elected pursuant to Section 8.7(b) of this Article and any Participant who does not elect under
                  Section 8.7(a) or who meets the requirements of Section 8.7(a) except that such Participant does not have at least 10 years of vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

                  (i) AUTOMATIC JOINT AND SURVIVOR ANNUITY. If benefits in the form of a life annuity become payable to a married Participant who:

                           (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

                           (2) dies on or after Normal Retirement Age while still working for the Employer; or

                           (3) begins to receive payments on or after the qualified early retirement age; or

                           (4) separates from Service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                  (ii) ELECTION OR EARLY SURVIVOR ANNUITY. A Participant who is employed after -----------------------------------
                           attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or (2) the date on which Participation begins, and ends on the date the Participant terminates employment.

                  (iii) DEFINITIONS. For purposes of this Section 8.7(d) of the Plan, ------------

                           (1) Qualified early retirement age is the latest of:

                                    (a)     the earliest  date,  under the Plan,
                                            on which the  Participant  may elect
                                            to receive retirement benefits,

                                    (b)     first   day  of  the   120th   month
                                            beginning   before  the  Participant
                                            reaches Normal Retirement Age, or

                                    (c)     the  date  the  Participant   begins
                                            participation.

                           (2) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as described in Section 8.4 of this Article.

               ARTICLE IX. BENEFICIARY AND PARTICIPANT INFORMATION

9.1      DESIGNATION OF BENEFICIARY.

         Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive any benefits payable under the Plan upon or after his death, and any such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations made by the Participant, shall be in writing in the form prescribed by the Employer and shall be effective only when the written designation is filed with the Employer during his lifetime.

         In the absence of a valid Beneficiary designation (except in conjunction with the election of a form of benefit payment which does not require the designation of a specific Beneficiary) or if, at the time any benefit becomes payable to a Beneficiary, there is no living Beneficiary so designated by the Participant to receive the benefit, the Employer shall direct the Trustee to distribute such benefit to the Participant's spouse, if then living. If there is no surviving spouse, then the benefit shall be paid to the Participant's then living descendants, if any, per stirpes, otherwise to the Participant's then living parents or parents, equally, otherwise to the Participant's estate.

9.2      INFORMATION TO BE FURNISHED BY PARTICIPANT AND BENEFICIARIES.

         Any communications, addressed to a Participant or Beneficiary at his last post office address filed with the Employer, shall be binding on the Participant or Beneficiary for all purposes of the Plan. Except for the Employer's sending of a registered letter to the last known address, neither the Trustees nor the Employer shall be obliged to search for any Participant or Beneficiary.

         If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

                        ARTICLE X. LOANS TO PARTICIPANTS

         To the extent provided in the Adoption Agreement, and subject to the consent of the Trustee, the Plan Administrator shall establish a loan program under which:

         (1)      Loans  shall  be  made  available  to  all   Participants  and
                  Beneficiaries on a reasonably equivalent basis.

         (2) Loans shall not be made available to Highly Compensated Employees (as defined in section 414(q) of the Code) in an amount greater than the amount made available to other Employees.

         (3) Loans must be adequately secured and bear a reasonable interest rate.

         (4) No Participant loan shall exceed 50% of the present value of the Participant's vested Accrued Benefit if T. Rowe Price Trust Company is the Trustee. If T. Rowe Price Trust Company is not the Trustee, no Participant loan shall exceed the present value of the Participant's vested Accrued Benefit.

         (5) A Participant must obtain the consent of his or her spouse, if any, to use of the account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal or other revision of the loan.

         (6)      In  the  event  of  default,   foreclosure  on  the  note  and
                  attachment of security will not occur until a distributable event occurs in the Plan.

         (7) No loans will be made to any shareholder-Employee or Owner-Employee. For purposes of this requirement, a shareholder-Employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

                  If a valid spousal consent has been obtained in accordance with (5), then, notwithstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

                  No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) one-half the present value of the nonforfeitable Accrued Benefit of the Participant. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of Employers described in section 414(b), (c), (m) and (o) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

                        ARTICLE XI. TOP HEAVY PROVISIONS

11.1     APPLICABILITY.

         Notwithstanding any other provisions of the Plan or Adoption Agreement to the contrary, if for any Plan Year the Plan becomes a Top Heavy Plan, the requirements of this Article XI of the Plan shall be applied for such Plan Year.

11.2     DEFINITIONS.

         The  following   terms  shall  have  the  following   meanings  in  the
         determination of whether or not the Plan is a Top Heavy Plan:

         (a) DETERMINATION DATE. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

         (b) EMPLOYER. The Employer who adopted this Plan and any other Employer some or all of whose Employees participate in this Plan or in a retirement plan which is aggregated with this Plan as part of a permissive or required aggregation group.

         (c)      EMPLOYER  GROUP.  A group of  Employers  who,  for purposes of section 416 of the Code, are treated as a single Employer under section 414(b), (c) or (m) of the Code.

         (d) KEY EMPLOYEE. Any Employee or former Employee (and the Beneficiaries of such ------------- Employee) who, at any time during the determination period, was an officer of the Employer if such individual's annual Compensation exceeds 50% of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds 100% of the dollar limitation under section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a l-percent owner of the Employer who has annual Compensation of more than $150,000. Annual Compensation means Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under section 125, 402(e)(3), 402(h) or 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the 4 preceding Plan Years.

                  The  determination  of who is a Key  Employee  will be made in
                  accordance  with  section   416(i)(1)  of  the  Code  and  the
                  regulations thereunder.

         (e)      NON-KEY   EMPLOYEE.   Any  Employee  or  former  Employee  (or
                  Beneficiaries of such Employee) who is not considered to be a Key Employee.

         (f) PERMISSIVE AGGREGATION GROUP. The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

         (g)      PRESENT  VALUE.  Present  value  shall  be  based  only on the
                  interest  and  mortality   rates  specified  in  the  Adoption
                  Agreement.

         (h) REQUIRED AGGREGATION GROUP. (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of section 401(a)(4) or 410 of the Code.

         (i) TOP HEAVY PLAN. For any Plan Year beginning after December 31, 1983, this Plan is Top Heavy if any of the following conditions exist:

                  (i) If the Top Heavy Ratio for this Plan exceeds 60% and this Plan is not pan of any required aggregation group or permissive aggregation group of plans.

                  (ii) If this Plan is a pan of a required aggregation group of plans but not part of a permissive aggregation group and the Top Heavy Ratio for the group of plans exceeds 60%.

                  (iii) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the Top Heavy Ratio for the permissive aggregation group exceeds 60%.

         (j)      TOP HEAVY RATIO.

                  (i) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had Accrued Benefits, the Top Heavy Ratio for this Plan alone or for the required or permissible aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

                  (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any Accrued Benefits, the Top Heavy Ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the present value of Accrued Benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The Accrued Benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an Accrued Benefit made in the five-year period ending on the determination date.

                  (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12 month period ending on the determination date, except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and Accrued Benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, nondeductible Employee contributions and transfers are taken into account will be made in accordance with section 416(g) of the Code and the regulations thereunder. When aggregating plans, the value of account balances and Accrued Benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                           The Accrued Benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

         (k) VALUATION DATE. The date elected by the Employer in Section 15(e) of the Adoption Agreement as of which account balances or Accrued Benefits are valued for purposes of calculating the Top Heavy Ratio.

11.3     MINIMUM COMPENSATION.

         For any Plan Year in which the Plan is Top Heavy, only the first $200,000 (or such larger amount as may be prescribed by the Secretary of Treasury or his delegate) of a

         Participant's annual Compensation shall be taken into account for purposes of determining Employer contributions under the Plan.

11.4     MINIMUM ALLOCATION.

         (a) Except as otherwise provided in (c) and (d) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer contributions (including any salary deferral contribution) and forfeitures, as a percentage of the first $200,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the
                  Plan), (ii) the Participant's failure to make mandatory Employee contributions (including elective deferral contributions) to the Plan, or (iii) Compensation less than a stated amount. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum Top Heavy contribution requirements.

         (b) For purposes of computing the minimum allocation, Compensation will mean Compensation as defined in Section 1.9 of the Plan.

         (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in
                  Section 15 of the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top Heavy plans will be met in the other plan or plans.

         (e) The minimum allocation or benefit requirement applicable to Top Heavy plans (to the extent required to be nonforfeitable under section 416(b) of the Code) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

         If Employees are covered under both a Top Heavy defined benefit plan and defined contribution plan of the Employer, the denominators of the defined benefit and defined contribution fractions (as described in Section 5.4 of the Plan) shall be computed by substituting a factor of
         1.0 for 1.25.

         However, if the Top Heavy Ratio (as described in Section 11.2 of this Article) does not exceed 90%, the Employer may use a factor of 1.25 in the fractions provided one of the following is used to satisfy the minimum contribution requirements:

                  (i) a minimum benefit of 3% per Year of Service (up to 30%) is provided in the defined benefit plan;

                  (ii) a minimum contribution of 7 1/2% is provided in the defined contribution plan; or

                  (iii) a minimum contribution of 4% is provided in the defined contribution plan and a minimum benefit of 3% per Year of Service (up to 30%) is provided in the defined benefit plan.

                  In the event that the Top Heavy Ratio exceeds 90%, a factor of
                  1.0 shall always be applied when computing the defined benefit and defined contribution fractions.

11.5     VESTING.

         For any Plan Year in which this Plan is Top Heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the Effective Date of section 416 of the Code and benefits accrued before the Plan became Top Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top Heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top Heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

                     ARTICLE XII. ADMINISTRATION OF THE PLAN

12.1 DUTIES AND RESPONSIBILITY OF FIDUCIARIES: ALLOCATION OF FIDUCIARY RESPONSIBILITY.

         A fiduciary to the Plan shall have only those specific powers, duties, responsibilities and obligations as are explicitly given him under the Plan and Trust Agreement. In general, the Employer shall have the sole responsibility for making contributions to the Plan required under
         Article III of the Plan, appointing the Trustee and the Plan Administrator, and determining the funds available for investment under the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, as more fully described in Section
         12.2. It is intended that each fiduciary shall be responsible only for the proper exercise of his own powers, duties, responsibilities and obligations under the Plan and Trust Agreement, and shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

12.2     POWERS AND RESPONSIBILITIES OF THE PLAN ADMINISTRATOR.

         (a) ADMINISTRATION OF THE PLAN. The Plan Administrator shall have all powers --------------------------- necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and timing of any distribution of benefits or withdrawal under the Plan; to approve and insure the repayment of any loan to a Participant under the Plan; to resolve any claim for benefits in accordance with Section 12.7; and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Plan Administrator's responsibilities under the Plan. Any construction interpretation or application of the Plan by the Plan Administrator shall be final, conclusive and binding. All actions by the Plan Administrator shall be taken pursuant to uniform standards applied to all persons similarly situated. The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

         (b) RECORDS AND REPORTS. The Plan Administrator shall be responsible for maintaining -------------------- sufficient records to reflect the Eligibility Computation Periods in which an Employee is credited with one or more Years of Service for purposes of determining his eligibility to participate in the Plan, and the Compensation of each Participant for purposes of determining the amount of contributions that may be made by or on behalf of the Participant under the Plan. The Plan Administrator shall be responsible for submitting all required reports and notifications relating to the Plan to Participants or their Beneficiaries, the Internal Revenue Service and the Department of Labor.

         (c) FURNISHING TRUSTEE WITH INSTRUCTIONS. The Plan Administrator shall be responsible for furnishing the Trustee with written instructions regarding all contributions to the Trust, all distributions to Participants and all loans to Participants. In addition, the Plan Administrator shall be responsible for furnishing the Trustee with any further information respecting the Plan which the Trustee may request for the performance of its duties or for the purpose of making any returns to the Internal Revenue Service or Department of Labor as may be required of the Trustee.

         (d) RULES AND DECISIONS. The Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate in the administration of the Plan. All rules and decisions of the Plan Administrator shall be applied uniformly and consistently to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer or the Trustee.

         (e) APPLICATION AND FORMS FOR BENEFITS. The Plan Administrator may require a Participant or Beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by it. The Plan Administrator may rely upon all such information so furnished to it, including the Participant's or Beneficiary's current mailing address.

12.3     ALLOCATION OF DUTIES AND RESPONSIBILITIES.

         The Plan Administrator may by written instrument allocate among its members or Employees any of its duties and responsibilities not already allocated under the Plan or may designate persons other than members or Employees to carry out any of the Plan Administrator's duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. If a person other than an Employee of the Employer is so designated, such person must acknowledge in writing his acceptance of the duties and responsibilities allocated to him.

12.4     APPOINTMENT OF THE PLAN ADMINISTRATOR.

         The  Employer  shall  designate  in the  Adoption  Agreement  the  Plan
         Administrator who shall administer the Employer's Plan. Such Plan Administrator may consist of an individual, a committee of two or more individuals, whether or not, in either such case, the individual or any of such individuals are Employees of the Employer, a consulting firm or other independent agent, the Trustee (with its consent) or the Employer itself. Except as the Employer shall otherwise expressly determine, the Plan Administrator shall be charged with the full power and the responsibility for administering the Plan in all its details. If no Plan Administrator has been appointed by the Employer, or if the person designated as Plan Administrator by the Employer is not serving as such for any reason, the Employer shall be deemed to be the Plan Administrator of the Plan. The Plan Administrator may be removed by the Employer, or may resign by giving notice in writing to the Employer, and in the event of the removal, resignation or death, or other termination of Service by the Plan Administrator, the Employer shall, as soon as practicable, appoint a successor Plan Administrator, such successor thereafter to have all of the rights, privileges, duties and obligations of the predecessor Plan Administrator.

12.5     EXPENSES.

         The Employer shall pay all expenses authorized and incurred by the Plan in the administration of the Plan (including Trustee's fees) except to the extent such expenses are paid from the Trust.

12.6     LIABILITIES.

         The Plan Administrator and each person to whom duties and responsibilities have been allocated pursuant to Section 12.3 may be indemnified and held harmless by the Employer with respect to any alleged breach of responsibilities performed or to be performed hereunder. The Employer and each Affiliated Employer shall indemnify and hold harmless the Sponsor against all claims, liabilities, fines and penalties and all expenses reasonably incurred by or imposed upon him (including, but not limited to, reasonable attorney's fees) which arise as a result of actions or failure to act in connection with the operation and administration of the Plan.

12.7     CLAIMS PROCEDURE.

         (a)      FILING A CLAIM.

                  Any Participant or Beneficiary under the Plan may file a written claim for a Plan benefit with the Plan Administrator or with a person named by the Plan Administrator to receive claims under the Plan.

         (b)      NOTICE OF DENIAL OF CLAIM.

                  In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or Beneficiary under the Plan ("claimant"), claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of his benefit is based. In addition, it shall contain a description of any other material or information necessary for the claimant to perfect a claim, and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. This written notification shall be given to a claimant within 90 days after receipt of his claim by the Plan Administrator unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of said 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate.

         (c)      RIGHT OF REVIEW.

                  In the event of a denial or limitation of his benefit, the claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Plan Administrator issues and comments in writing. In addition, the claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Plan Administrator; provided, however, that such written request must be received by the Plan

                  Administrator (or its delegate to receive such requests) within 60 days after receipt by the claimant of written notification of the denial or limitation of the claim. The 60-day requirement may be waived by the Plan Administrator in appropriate cases.

         (d)      DECISION ON REVIEW.

                  A decision shall be rendered by the Plan Administrator within 60 days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days after the receipt of such request for review. Any decision by the Plan Administrator shall be furnished to the claimant in writing and shall set forth the specific reasons for the decision and the specific Plan provisions on which the decision is based.

         (e)      COURT ACTION.

                  No Participant or Beneficiary shall have the right to seek judicial review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to filing a claim for benefits or exhausting his rights to review under this Section 12.7.

                 ARTICLE XIII. AMENDMENT, TERMINATION AND MERGER

13.1     AMENDMENTS.

         (a) The Employer expressly recognizes the authority of the Sponsor to amend this Plan and Trust from time to time, except with respect to elections of the Employer in the Adoption Agreement, and the Employer shall be deemed to have consented to any such amendment. The Employer shall receive a written instrument indicating the amendment of the Plan and Trust and such amendment shall become effective as of the Effective Date of such instrument. No such amendment shall in any way impair, reduce or affect any Participant's vested and nonforfeitable rights in the Trust.

         (b) The Employer may (i) change the choice of options in the Adoption Agreement, (ii) add overriding language in the Adoption Agreement when such language is necessary to satisfy section 415 or 416 of the Code because of the required aggregation of multiple plans, and (iii) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, will no longer participate in this master or prototype plan and will be considered to have an individually designed plan.

                  The sponsoring organization may amend any part of the Plan. In the case of a mass submitter plan, the mass submitter shall amend the plan on behalf of the sponsoring organization. If the sponsoring organization does not adopt the amendment made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

         (c) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing an Accrued Benefit. Furthermore, if the vesting schedule of a plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived Accrued Benefit will not be less than his percentage computed under the Plan without regard to such amendment.

13.2     PLAN TERMINATION: DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS.

         (a) The Employer may terminate the Plan at any time in whole or in part. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall automatically terminate and the Trust shall be liquidated as provided in paragraph (b) below unless the Plan is continued by a successor Employer in accordance with Section 13.3.

         (b) Upon the complete or partial termination of the Plan or the complete discontinuance of Employer contributions under the Plan, the Accrued Benefit of all Participants affected thereby shall become fully vested and nonforfeitable, and the Plan Administrator shall direct the Trustee to distribute assets remaining in the Trust, after payment of any expenses properly chargeable thereto, to Participants or their Beneficiaries. The sponsoring organization may amend any part of the Plan. For purposes of sponsoring organization amendment, the mass submitter shall be recognized as the agent of the sponsoring organization. If the sponsoring organization does not adopt the amendment made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

13.3     SUCCESSOR EMPLOYER.

         In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust shall be continued by the successor Employer, in which case such successor Employer shall be substituted for the Employer under the Plan. The substitution of the successor Employer shall constitute an assumption of Plan liabilities by the successor Employer, and the successor Employer shall have all powers, duties and responsibilities of the Employer under the Plan.

13.4     MERGER, CONSOLIDATION OR TRANSFER.

         In the event of a merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of the Plan, the transaction shall be structured so that each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

                      ARTICLE XIV. MISCELLANEOUS PROVISIONS

14.1     EXCLUSIVE BENEFIT OF PARTICIPANTS AND BENEFICIARIES.

         (a) All assets of the Trust shall be retained for the exclusive benefit of Participants and their Beneficiaries, and shall be used only to pay benefits to such persons or to pay reasonable fees and expenses of the Trust and of the administration of the Plan. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in Section 14.1(b).

         (b) Contributions to the Trust under this Plan are subject to the following conditions:

                  (i) If a contribution or any part thereof is made to the Trust by the Employer under a mistake of fact, such contribution or part thereof shall be returned to the Employer within one year after the date the contribution is made;

                  (ii) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe; and

                  (iii) Contributions to the Trust are specifically conditioned on their deductibility under the Code and, to the extent a deduction is disallowed for any such contribution, such amount shall be returned to the Employer within one year after the date of the disallowance of the deduction.

14.2     NONGUARANTEE OF EMPLOYMENT.

         Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

14.3     RIGHTS TO TRUST ASSETS.

         No Employee, Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of employment or otherwise, except as provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

14.4     NONALIENATION OF BENEFITS.

         Except as provided under Article X of the Plan, with respect to Plan loans, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, voluntary or involuntary; provided, however, that the Trustee shall not be hereby precluded from complying with a qualified domestic relations order described in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985, requiring deduction from distributions to a recipient in pay status for alimony or support payments. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

14.5     GENDER.

         The use of the masculine pronoun shall extend to and include the feminine gender wherever appropriate, the use of the singular shall include the plural and the use of the plural shall include the singular wherever appropriate.

14.6     TITLES AND HEADINGS.

         The titles or headings of the respective Articles and Sections are inserted merely for convenience and shall be given no legal effect.

14.7     FAILURE OF EMPLOYER'S PLAN TO QUALIFY.

         If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this Prototype Plan and will be considered an individually designed plan.

14.8     COMPLIANCE WITH LAWS, RULES AND REGULATIONS.

         If any of the provisions of this Plan or of the Trust Agreement are at any time in any way inconsistent with any laws of the United States of America or the laws of any state if not preempted by ERISA, or any regulations of the Internal Revenue Service, U.S. Department of Labor, or any other Federal or state regulatory authority, in a manner that adversely affects the qualified status of the Plan under section 401(a) of the Code or the tax-exempt status of the Trust under section 501(a) of the Code, or may result in any civil penalties under ERISA or any other law, then the Employer, the Administrator and the Trustee shall comply with the requirements of such laws or regulations, rather than with the provisions of the Plan and Trust which are inconsistent therewith. The Employer, Administrator and Trustee shall incur no liability for following such laws, rules or regulations.

                             401(K) RETIREMENT PLAN
                                 TRUST AGREEMENT

         The Employer has established a Plan to provide retirement, death and disability benefits for eligible Employees and their Beneficiaries pursuant to section 401 of the Internal Revenue Code of 1986, as amended. As part of the Plan, the Employer has requested such person or persons (individual, corporate or other entity), as may be designated in the Adoption Agreement, to serve as Trustee pursuant to the Trust established for the investment of contributions under the Plan upon the terms and conditions set forth in this Agreement.

         Unless the context of this Trust Agreement clearly indicates otherwise, the terms defined in Article I of the Plan entered into by the Employer, of which this Trust Agreement forms a part, shall, when used herein, have the same meaning as in said Plan.

                                   ARTICLE I.

ACCOUNTS

1.1      ESTABLISHING ACCOUNTS.

         The Trustee shall open and maintain a trust account for the Plan and, as part thereof, Participant's accounts for such individuals as the Administrator shall, from time to time, give written notice to the Trustee as being Participants in the Plan. The Trustee shall also open and maintain such other accounts as may be appropriate or desirable to aid in the administration of the Plan. A separate account shall be maintained for each Participant and shall be credited with the contributions made and any forfeitures allocated to each such Participant pursuant to the Plan (and all earnings thereon). The Trustee shall open and maintain as a part of the Trust a separate account for each Participant who makes required or voluntary contributions, each such account to be credited with the Participant's required or voluntary contributions (and all earnings attributable to such contributions).

1.2      CHARGES AGAINST ACCOUNTS.

         Upon receipt of written instructions from the Administrator, the Trustee shall charge the appropriate account of the Participant for any withdrawals or distributions made under the Plan and any forfeiture of unvested interests attributable to Employer contributions which may be required under the Plan. The Administrator will give written instructions to the Trustee specifying the manner in which Employer contributions and any forfeiture of the nonvested portion of accounts, as allocated by the Administrator in accordance with the provisions of the Plan, are to be credited to the various accounts maintained for Participants.

1.3      PROSPECTUS TO BE PROVIDED.

         The Administrator shall ensure that a Participant who makes a required or voluntary contribution has previously received or receives a copy of the then current prospectus relating to the Investment Options. Delivery of such a required or voluntary contribution, pursuant to the provisions of the Plan by the Administrator to the Trustee, shall entitle the Trustee to assume that the Participant has received such a prospectus.

                                   ARTICLE II.

RECEIPT OF CONTRIBUTIONS

         The Trustee shall accept and hold in the trust contributions made by the Employer and Participants under the Plan. The Administrator shall give written instructions to the Trustee specifying the specific Participants' accounts to which contributions are to be credited, the amount of each such credit which is attributable to Employer contributions and the amount, if any, which is attributable to the Participants required or voluntary contributions. If written instructions are not received by the Trustee, or if such instructions are received but are deemed by the Trustee to be unclear, upon notice to the Employer, the Trustee may elect to hold all or part of any such contribution in cash, without liability for rising security prices or distributions made, pending receipt by it from the Administrator of written instructions or other clarification. If any contributions or earnings are less than any minimum which the then current prospectus for the Investment Options require, the Trustee may hold the specified portion of contribution or earnings in cash, without interest, until such time as the proper amount has been contributed or earned so that the investment in the Investment Options required under the Plan may be made.

                                  ARTICLE III.

INVESTMENT POWERS OF THE TRUSTEE

3.1      INVESTMENT OF TRUST ASSETS.

         The Trustee shall invest the amount of each contribution made hereunder and all earnings thereon in full and fractional shares of the Investment Options in accordance with the current prospectus for such Investment Option, in such amounts and proportions as shall from time to time be designated by the Administrator, or the Participant if the Plan so permits, on forms provided by T. Rowe Price Associates, Inc. or a subsidiary thereof, and shall credit such Investment Options to the accounts of each Participant on whose behalf or by whom the contributions are made and any forfeitures are allocated. All dividends and capital gain distributions received on the Investment Options held by the Trustee in each account, shall, if received in cash, be reinvested in such Investment Options in accordance with the current prospectus for such Investment Option and shall in any event be credited to such account. The Trustee shall deliver, or cause to be executed and delivered, to the Administrator all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to the Investment Options held hereunder. The Trustee shall not vote any of the shares of the Investment Options held hereunder, except in accordance with the written instructions of the Administrator. If no such written instructions are received, such shares shall not be voted. The obligations of the Trustee hereunder may be delegated by it as provided in Sections 9.1 and 9.2 hereof.

         The Trustee shall sell shares and purchase shares in the Investment Options to accomplish any change in investments desired by the Employer as indicated on any amended Plan or other instruction in accordance with the terms of the Plan.

3.2      DIRECTED INVESTMENTS.

         With respect to any directions received by the Trustee with regard to the investment of Employer and Participant contributions, designating the investments to be made in the Investment Options by Participants, the Trustee is authorized and empowered to make and deal with such investments as provided in such direction and shall have in connection with such investments all powers herein provided.

3.3      GENERAL INVESTMENT POWERS.

         To the extent that the Trustee is not given appropriate directions with respect to investments, then, the Trustee shall be authorized and empowered to invest and reinvest all of the funds in any of the Investment Options which, in the opinion of the Trustee, offers reasonable possibilities for preservation of capital.

3.4      OTHER POWERS OF THE TRUSTEE.

         The Trustee is authorized and empowered with respect to the Trust:

         (a) subject to the requirement of investment in shares of the Investment Options, the Trustee may sell, exchange, convey, transfer or otherwise dispose of, either at public or private sale, any property, any time held by it, for such consideration and on such terms and conditions as to credit or otherwise as the Trustee may deem best;

         (b) subject to the provisions of Section 3.1 hereof to vote in person or by proxy any shares of the Investment Options held by it and to join in, or to dissent from, and to oppose, the reorganization, consolidation, liquidation, sale or merger of corporation or properties in which it may be interested as Trustee, upon such terms and conditions as it may deem wise;

         (c) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

         (d) to register any investment held in the Trust in its own name, in the name of the Trust or in the name of a nominee, and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

         (e) to employ suitable agents and counsel (who may also be counsel for the Employer) and to pay their reasonable expenses and Compensation;

         (f) to borrow or raise monies for the purpose of the Trust from any source and for any sum so borrowed, to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all or any part of the Trust, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of money loaned or to inquire into the validity, expedience or propriety of any such borrowing; and

         (g) if any dispute shall arise as to the persons to whom payments and the delivery of any monies or property shall be made by the Trustee or the amounts thereof, to retain such payments and/or postpone such delivery until actual adjudication of such dispute shall have been made in a court of competent jurisdiction or until the Trustee shall be indemnified against loss to his satisfaction.

         Each and all of the foregoing powers may be exercised without court order or approval. No one dealing with the Trustee need inquire concerning the validity or propriety of anything that is done or need see to the application of any money paid or property transferred to or upon the order of the Trustee.

3.5      GENERAL POWERS.

         The Trustee shall have all of the powers necessary or desirable to do all acts, take all such proceedings and exercise all such rights and privileges, whether or not expressly authorized herein, which it may deem necessary or proper for the administration and protection of the property of the Trust and to accomplish any action provided for in the Plan.

3.6      EMPLOYER SECURITIES.

         If provided in the Adoption Agreement, the Administrator and/or Participants in the Plan may direct that all or a portion of the Fund be invested in Qualifying Employer Securities within the meaning of section 407(d)(5) of the Employee Retirement Income Security Act
         of 1974, as amended, and the Trustees shall follow the proper directions of the Administrator and/or Participants as to such investment.

         The Trustee shall be fully entitled to rely upon the directions of the Administrator and/or Participants as to investment in Qualifying Employer Securities and the Employer shall indemnify and hold harmless the Trustee against any and all claims, liabilities and expenses arising out of or related to such directions and the acquisition and retention of Qualifying Employer Securities pursuant thereto.

         As a condition of acquiring or retaining Qualifying Employer Securities pursuant to this Section 3.6, the Trustee may, in its discretion, require assurances satisfactory to it that the acquisition and holding of such Qualifying Employer Securities will not constitute prohibited transactions under section 406 of ERISA, or under section 4975 of the Code.


         The Trustee shall have no responsibility to exercise voting rights, or rights in the event of a tender offer, with respect to Qualifying Employer Securities held by it. All such rights shall be exercised by the Administrator, as a "named fiduciary" of the Plan or, if the Adoption Agreement so provides, by Plan Participants. The Trustee shall deliver, or cause to be executed and delivered to the Administrator, all notices, prospectuses, financial statements, proxies and proxy-soliciting materials relating to Qualifying Employer Securities held by it.

                                   ARTICLE IV.

DISTRIBUTIONS FROM A PARTICIPANT'S ACCOUNT

         Distributions from the Trust shall be made by the Trustee in accordance with proper written directions of the Administrator in accordance with the provisions of Articles VII and VIII of the Plan, and the Administrator shall have the sole responsibility for determining that the directions given conform to provisions of the Plan and applicable law, including (without limitation) responsibility for calculating the vested interests of the Participants, for calculating the amounts payable to a Participant pursuant to Article VII of the Plan, and for determining the proper person to whom benefits are payable under the Plan.

                                   ARTICLE V.

REPORTS OF THE TRUSTEE AND THE ADMINISTRATOR

         The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements and other transactions required to be performed hereunder with respect to the Trust. Not later than ninety
         (90) days after the close of each Plan Year (or after the Trustee's resignation or removal pursuant to Article XI hereof), the Trustee shall file with the Administrator a written report reports reflecting the receipts, disbursements and other transactions effected by it with respect to the Trust during such Plan Year (or period ending with such resignation or removal) and the assets and liabilities of the Trust at the close of such Plan Year. Such report or reports shall be open to inspection by any Participant for a period of one hundred eighty (180) days immediately following the date on which it is filed with the
         Administrator. Except as otherwise prescribed by ERISA, upon the expiration of such one hundred eighty (180) day period, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to its acts, transactions, duties, obligations or responsibilities as shown in or reflected by such report, except with respect to any such acts or transactions as to which the Administrator shall have filed written objections with the Trustee within such one hundred eighty (180) day period, and except for willful misconduct or lack of good faith on the part of the Trustee.

                                   ARTICLE VI.

TRUSTEE'S FEES AND EXPENSES OF THE TRUST

         The Trustee's fees for performing its duties hereunder shall be such reasonable amounts as shall be established by it from time to time. The Trustee will furnish the Administrator with its current schedule of fees and shall give written notice to the Administrator whenever its fees are changed or revised. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon or in respect of the Trust, and any and all expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, shall, unless paid by the Employer, be paid from the Trust in the manner provided for in the Plan.

         All fees of the Trustee and taxes and other expenses charged to a Participant's account will be collected by the Trustee from the amount of any contribution to be credited or distribution to be charged to such account or, if there are no such contributions or distributions, shall be paid by redeeming or selling assets credited to such accounts.


                                  ARTICLE VII.

DUTIES OF THE EMPLOYER AND THE ADMINISTRATOR

7.1      INFORMATION AND DATA TO BE FURNISHED THE TRUSTEE.

         In addition to making the contributions called for in Article II hereof, the Employer, through the Administrator, agrees to furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust established hereunder.

7.2      LIMITATION OF DUTIES.

         Neither the Employer nor any of its officers, directors or partners nor the Administrator shall have any duties or obligations with respect to this Trust Agreement, except those expressly set forth herein and in the Plan.

                                  ARTICLE VIII.

LIABILITY OF THE TRUST

         (a) The Trustee shall not be responsible in any way for the collection of contributions provided for under the Plan, the adequacy of the assets of the Plan to meet the Plan's obligation, the propriety of any contribution, the purpose or the propriety of any distribution made pursuant to Article VII thereof or of any allocation of contributions or forfeitures, or any other action or nonaction taken pursuant to the Administrator's request. The Trustee shall not be responsible for the administration of the Plan, its validity or effect, or the qualification of the Plan under the Code. The Trustee shall be under no duty to take any action other than as herein specified with respect to the Trust unless the Administrator shall furnish the Trustee with instructions in proper form and such instructions shall have been specifically agreed to by the Trustee in writing; or to defend or engage in any suit with respect to the Trust unless the Trustee shall have first agreed in writing to do so and shall have been fully indemnified to the satisfaction of the Trustee. The Trustee, unless it knows that the instruction constitutes a breach of the Administrator's duties or responsibilities under the Plan, may conclusively rely upon and shall be protected in acting upon any written order from the Administrator or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed and, so long as it acts in good faith, in taking or omitting to take any other action.

         (b) The Employer shall indemnify and save the Trustee (including its affiliates, representatives and agents) harmless from and against any liability, cost or other expense, including, but not limited to, the payment of attorneys' fees that the Trustee may incur in connection with this Agreement or the Plan unless such liability, cost or other expenses (whether direct or indirect) arises from the Trustee's own willful misconduct or gross negligence. The Employer recognizes that a burden of litigation may be imposed upon the Trustee as a result of some act or transaction for which it has no responsibility or over which it has no control under this Agreement. Therefore, the Employer agrees to indemnify and hold harmless and, if requested, defend the Trustee (including its affiliates, representatives and agents) from any expenses (including counsel fees, liabilities, claims, damages, actions, suits or other charges) incurred by the Trustee in prosecuting or defending against any such litigation.

         (c) The Trustee shall not be liable for, and the Employer will indemnify and hold harmless the Trustee (including its affiliates, representatives and agents) from and against all liability or expense (including counsel fees) because of (i) any investment action taken or omitted by the Trustee in accordance with any direction of the Employer or Participant, or investment inaction in the absence of directions from the Employer or a Participant or (ii) any investment action taken by the Trustee pursuant to an order to purchase or sell securities placed by the Employer or a Participant directly with a broker, dealer or issuer. It is understood that although, when the Trustee is subject to the direction of the Employer or a Participant, the Trustee will perform certain ministerial duties with respect to the opinion of the Trust subject to such direction (the "Directed Fund"). Such duties do not involve the exercise of any discretionary authority or other authority to manage and control assets of the Directed Fund and will be performed in the normal course of business by officers and Employees of the Trustee or its affiliates, representatives or agents who may be unfamiliar with investment management. It is agreed that the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have any knowledge of or responsibility with respect to, any transaction involving the investment of the Directed Fund as a result of the performance of its ministerial duties. Therefore, in the event that "knowledge" of the Trustee shall be a prerequisite of imposing a duty upon or determining liability of the Trustee under the Plan or this Trust or any law or regulation regulating the conduct of the Trustee, with respect to the Directed Fund, as a result of any act or omission of the Employer of any Participant, or as a result of any transaction engaged in by any of them, then the receipt and processing of investment orders or other documents relating to Plan assets by an officer or other Employee of the Trustee or its affiliates, representatives or agents engaged in the performance of purely ministerial functions shall not constitute "knowledge" of the Trustee.

                                   ARTICLE IX.

DELEGATION OF POWERS

9.1      DELEGATION BY THE TRUSTEE.

         The Trustee may delegate, by instrument in writing, to a person(individual, corporate or other entity) appointed as agent or custodian  by  it,  any of  the  powers  or  functions  of the  Trustee hereunder other than the investment of the Trust assets, including(without limitation):

         (a)      custodianship of all or any part of the assets of the Trust;

         (b) maintaining and accounting for the Trust and for Participants and other accounts as a part thereof;

         (c)      distribution of benefits as directed by the Administrator; and

         (d)      preparation of the annual report on the status of the Trust.

         The agent or custodian so appointed may act as agent for the Trustee, without investment responsibility, for fees to be mutually agreed upon by the Employer and the agent or custodian and paid in the same manner as Trustees' fees. The Trustee shall not be responsible for any act or omission of the agent or custodian arising from any such delegation, except to the extent provided in Article VIII hereof.

         If the Plan has more than one (1) Trustee, then fiduciary duties may be allocated among such Trustees.

9.2      DELEGATION WITH EMPLOYER APPROVAL.

         The Trustee and the Employer may, by mutual agreement, arrange for the delegation by the Trustee to the Administrator or any agent of the Employer of any powers or functions of the Trustee hereunder other than the investment and custody of the Trust assets. The Trustee shall not be responsible for any act or omission of such person or persons arising from any such delegation, except to the extent provided in
         Article VIII hereof.

                                   ARTICLE X.

AMENDMENT

         As provided in Article XIII of the Plan, and subject to the limitations set forth therein, the Plan and Trust Agreement may be amended at any time, in whole or in part, by the Employer. No amendment to the Plan or Trust Agreement shall place any greater burden on the Trustee without the Trustee's written consent.

                                   ARTICLE XI.

RESIGNATION OR REMOVAL OF TRUSTEE

         The Trustee may resign at any time upon thirty (30) days' notice in writing to the Employer, and may be removed by the Employer at any time upon thirty (30) days' notice in writing to the Trustee. Upon such resignation or removal, the Employer shall appoint a successor Trustee or Trustees. Upon receipt by the Trustee of written acceptance of such appointment by the successor Trustee, the Trustee shall transfer and pay over to such successor the assets of the Trust and all records pertaining thereto, provided that any successor Trustee shall agree not to dispose of any such records without the Trustee's consent. The successor Trustee shall be entitled to rely on all accounts, records and other documents received by it from the Trustee, and shall not incur any liability whatsoever for such reliance. The Trustee is authorized, however, to reserve such sum of money or property  as it  may  deem  advisable  for  payment  of all  its  fees,
         Compensation, costs and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Trust or on or against the Trustee, with any balance or of such reserve remaining after the payment of all such items to be paid over to the successor Trustee. Upon the assignment, transfer and payment over of the assets of the Trust, and obtaining a receipt thereof from the successor Trustee, the Trustee shall be released and discharged for any and all claims, demands, duties and obligations arising out of the Trust and its management thereof, excepting only claims based upon the Trustee's willful misconduct or lack of good faith. The successor Trustee shall hold the assets paid over to it under terms similar to those of an agreement that qualifies under section 401 of the Code. If within thirty (30) days after the Trustee's resignation or removal, the Employer has not appointed a successor Trustee which has accepted such appointment, the Trustee shall, unless it elects to terminate the Trust pursuant to Article XII hereof, appoint such successor itself.

                                  ARTICLE XII.

TERMINATION OF THE TRUST AGREEMENT

12.1     TERM OF THE TRUST AGREEMENT.

         This Trust Agreement shall continue so long as the Plan is in full force and effect. If the Plan ceases to be in full force and effect, this Trust Agreement shall thereupon terminate unless expressly extended by the Employer.

12.2     TERMINATION BY THE TRUSTEE.

         The Trustee may elect to terminate the Agreement if within thirty (30) days after its resignation or removal pursuant to Article XI the Employer has not appointed a successor Trustee which has accepted such appointment. Termination of the Agreement shall be effected by distributing all assets thereof to the Participants or other persons entitled thereto pursuant to the direction of the Administrator (or in the absence of such direction, as determined by the Trustee) as provided in Article VII of the Plan, subject to the Trustee's right to reserve Trusts as provided in Article XI hereof. Upon the completion of such distribution, the Trustee shall be relieved from all further liability with respect to all amounts so paid, other than any liability arising out of the Trustee's willful misconduct or lack of good faith.

12.3     FAILURE OF INITIAL QUALIFICATION.

         Anything herein to the contrary notwithstanding, if a final determination letter is received from the Internal Revenue Service that the Plan as herein set forth or as amended prior to the receipt of such ruling does not qualify under sections 401 and 501 of the Code as to the Employer for the first taxable year for which it has been adopted by the Employer,


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
         the Employer, at its option, may withdraw all contributions theretofore made by it and any income earned thereon, less all expenses incurred, at the then current value thereof, and the Plan shall thereupon terminate and all rights of each Participant or his Beneficiary in the contributions made on his behalf by the Employer shall cease and come to an end. In the event of termination of the Plan pursuant to this Article there shall also be forthwith paid to each Participant the then value, if any, of his salary reduction, Rollover/Transfer and Voluntary Employee Contributions Accounts. In the event of the receipt of such an adverse determination letter and the termination of the Plan as to an Employer, no Participant or Beneficiary of a Participant shall have a right or claim against the Trust or to any benefit under the Plan, and no benefits shall be paid to any Participant former Participant or his Beneficiary.

                                  ARTICLE XIII.

MISCELLANEOUS

13.1     NO DIVERSION OF ASSETS.

         At no time shall it be possible for any part of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries or revert to the Employer, except as specifically provided in the Plan or this Trust Agreement.

13.2     NOTICES.

         Any notice from the Trustee to the Employer or from the Employer to the Trustee provided for in this Plan and Trust Agreement shall be effective if sent by first class mail at their respective last address of record.

13.3     MULTIPLE TRUSTEES.

         In the event that there shall be two (2) or more Trustees serving hereunder, any action taken or decision made by any such Trustees may be taken or made by a majority of them with the same effect as if all had joined therein, if there be more than two (2), or unanimously if there be two (2).

13.4     CONFLICT WITH PLAN.

         In the event of any conflict between the provisions of the Plan and those of this Trust Agreement, the former shall prevail.




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
13.5     APPLICABLE LAW.

         This Trust Agreement shall be construed in accordance with the laws of the state where the Trustee has its principal place of business.


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